UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08510
Matthews International Funds
(Exact name of registrant as specified in charter)
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Address of principal executive offices) (Zip code)
G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and address of agent for service)
Registrant’s telephone number, including area code: 415-788-6036
Date of fiscal year end: December 31
Date of reporting period: June 30, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Matthews Asian Funds SEMI-ANNUAL REPORT JUNE 30, 2006
Asia Pacific Fund Pacific Tiger Fund Asian Growth and Income Fund Asian Technology Fund China Fund India Fund Japan Fund Korea Fund

Mathews Asian Funds
Investing in the future of Asia since 1994
E-mail communications on Asia and the Funds are available at www.matthewsfunds.com
• Asia Weekly
• Asia Insight (monthly)
• AsiaNow Special Reports
• Occasional Fund Updates

It is important to keep in mind that the views expressed in this report by the Investment Advisor and its portfolio managers should not be construed as investment advice or promises, and may not be relied upon as an indication of trading intent on the part of any of the Matthews Asian Funds.
Statements of fact are from sources considered reliable, but the Investment Advisor makes no representation or guarantee as to their completeness or accuracy.
CONTENTS

Messages to Shareholders
From the Board of Trustees	2
From the Investment Advisor	3

Redemption Fee Policy and Investor Disclosure	5

Manager Commentaries, Funds At A Glance and Schedules of Investments:
Matthews Asia Pacific Fund	6
Matthews Pacific Tiger Fund	12
Matthews Asian Growth and Income Fund	18
Matthews Asian Technology Fund	26
Matthews China Fund	32
Matthews India Fund	40
Matthews Japan Fund	46
Matthews Korea Fund	52

Disclosure of Fund Expenses	58
Statements of Assets and Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	68
Notes to Financial Statements	76
Submission of Matters to a Vote of Shareholders	84

MESSAGES TO SHAREHOLDERS
FROM THE BOARD OF TRUSTEES
Dear Shareholder,
With the interests of the Funds’ shareholders of utmost importance in mind, I am pleased to announce the appointment of two additional independent trustees to the Matthews Asian Funds, Geoff Bobroff and Rhoda Rossman. I am also pleased to welcome back Paul Matthews, a founding interested trustee, to the Board.
In the second quarter of 2006, the Board of Trustees recommended to shareholders via a Proxy Statement that they increase the number of trustees to seven (from the previous four), as we believe that a larger board will expand the breadth and depth of the Board by adding trustees with varied backgrounds and qualifications. We also believe that an increase in independent trustees will be beneficial to current and future shareholders. In May 2006, at a Special Meeting of Shareholders, shareholders voted overwhelmingly in support of the Board’s recommendation.
We are very pleased that Geoff and Rhoda have joined the Board as independent trustees, as they possess excellent qualifications and their skills will add dimension to the Board. Geoff brings three decades of experience in the investment management industry. Geoff ’s knowledge of fund operations is a welcome addition to the Board. Rhoda has been in the investment management industry for almost 20 years, and the Board is particularly delighted to have her portfolio management experience.
We are also pleased to welcome back Paul Matthews to the Board. With the increase in the Board’s size, we concluded that it was beneficial to have Paul, a portfolio manager for the Funds and Chief Investment Officer of Matthews International Capital Management, LLC, Investment Advisor to the Funds, return as an interested trustee.
As always, your interests remain of paramount importance to us, and we thank you for your support of the Matthews Asian Funds.
Sincerely,
Richard K. Lyons
Chairman of the Board of Trustees
Matthews Asian Funds
Richard K. Lyons has been an independent trustee of the Matthews Asian Funds since August 1994, one month prior to the Funds’ launch in September 1994, and has served as Chairman of the Board of Trustees since May 2000. Mr. Lyons is a Professor of Finance and Economics at the Haas School of Business at the University of California, Berkeley.
2       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
FROM THE INVESTMENT ADVISOR
Dear Shareholder,
We are pleased to present this semi-annual report for the Matthews Asian Funds. The first half of 2006 will be remembered as a turbulent period for global financial markets—roiled by rising geopolitical tensions, oil prices and interest rates. Not surprisingly, this background has led to increased volatility in almost all Asian markets, most of which enjoyed a relatively strong first quarter followed by a very weak second quarter. While the net returns for most Asian investors for the year to date have been either modestly positive or modestly negative, the primary characteristic of the past six months has been increased volatility.
Against this background, the relatively strong performance of many mainland Chinese securities stands out and, in our opinion, reflects the continued rapid evolution of the mainland financial system, best illustrated by continued deregulation and restructuring of the major Chinese banks. While the global uncertainty that has impacted all financial markets in recent months is disconcerting, the sustained pace of economic deregulation and increased regional integration within Asia continues apace, and we remain optimistic for the region’s long-term prospects.
     The first half of 2006 will be remembered as a turbulent period for global financial markets—roiled by rising geopolitical tensions, oil prices and interest rates.
Around the region, the markets that had been strongest in 2005 have generally disappointed so far in 2006, while some of last year’s laggards have shown improving returns. Within the Matthews Asian Funds family, the Matthews China Fund was the best performer year to date, while both the Matthews Japan Fund and Matthews Korea Fund posted negative returns for the same period. Following a number of years of generally positive economic growth for the region, investors have been increasingly concerned that Asian central banks are in the early stages of a new monetary tightening cycle and, together with growing global tensions, this is weighing on market sentiment. Central banks from China to Tokyo are either raising interest rates or talking about raising interest rates—an environment that is rarely positive for equity markets in the short term.
The challenges facing central bankers in China are quite different from those affecting their counterparts in Japan: China is trying to slow its extraordinary pace of economic growth of recent years to reduce inflationary pressures and rein in speculative investment, whereas
800.789.ASIA [2742] www.matthewsfunds.com       3

MESSAGE TO SHAREHOLDERS
Japan is still struggling to convince the world that its prolonged recession is finally over. We continue to believe that the economic evolution underway in the region provides a positive long-term environment for individual companies in a wide range of industries, particularly those that are exposed to the consumer around the region—where most of our portfolios remain overweight.
During the first half of 2006, the Board of Trustees of the Matthews Asian Funds accepted our recommendation to close the Matthews Pacific Tiger Fund to most new investors. Following a significant growth in the Fund’s size in recent years, we believe that it is in the best interests of shareholders to restrict the Fund’s growth to allow its investment team to continue to focus on the all-capitalization strategy that the Fund has pursued since its inception in 1994. While the long-term trend around the Asian region is toward consolidation across borders, the current environment still favors smaller and medium-sized companies in many countries, particularly in consumer-related industries. Outside of Japan, there are currently very few listed companies in Asia that are directly focused on the consumer and that have market capitalizations in excess of $1 billion, and we believe there are many attractive long-term investments in this sector. The Matthews Pacific Tiger Fund has also benefited over the years from investment in smaller companies in the technology and finance sectors. While the Fund intends to maintain the bulk of its exposure to large and medium-sized companies, we will continue to strive to hold a significant position in smaller companies, while of course retaining selectivity.
The second half of 2006 will likely be a testing period for many financial markets, with global geo-political challenges topping the list of investor concerns. This uncertainty may lead to many Asian growth companies being sold down to valuation levels that are attractive from a historical perspective. We will certainly be watching for such opportunities in our quest for investments in reasonably priced companies with promising growth prospects.
Thank you for your continued support of the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC
Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC
4       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.
Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.
Fund Holdings: The Fund holdings shown in this report are as of June 30, 2006. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].
Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2006, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.
You should consider the investment objectives, risks, charges and expenses of the Matthews Asian Funds carefully before making an investment decision. A prospectus with this and other information about the Funds may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.
The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.
800.789.ASIA [2742] www.matthewsfunds.com       5

MATTHEWS ASIA PACIFIC FUND
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
Mark W. Headley
Co-Managers:
G. Paul Matthews
Richard H. Gao
Andrew T. Foster
The Matthews Asia Pacific Fund gained 2.89% in the first half of 2006, underperforming both its benchmark, the MSCI All Country Asia Pacific Index, which gained 4.45%, and the Lipper Pacific Region Funds category average, which gained 6.13%. Overall, markets continued their strong momentum seen in the previous two years until finally correcting significantly between mid-May and early June. A high level of volatility has set in as both global and local investors struggle to assess the outlook for Asia and the global economy.
During the six-month period, the Fund saw gains from its financial holdings, which included a number of the larger positions in the portfolio. The definition of financials ranges from Chinese property and insurance companies to the more-traditional Asian banks and brokerages. The portfolio has a significant commitment across the financial universe, as we believe that these companies are an important means of participating in the region’s long-term growth and development. An example is Sumitomo Trust, one of the portfolio’s largest holdings, which provides focused exposure to Japan’s rapidly evolving asset-management industry.
The Fund also saw solid returns in consumer staples, health care, industrials and telecoms. Losses tended to be concentrated in the information technology and consumer discretionary sectors. The Fund has suffered against the benchmark for some time due to a lack of commodity and materials exposure. While underperformance is always painful, we remain committed to a portfolio with the current composition of companies that are driven by organic growth rather than global commodity prices. By country, China was by far the largest contributor to positive returns, followed by Australia, Hong Kong and India. China has remained the star performer of 2006 after lagging many regional markets over the previous two years. The Fund saw modest losses in Korea and Thailand. The recent sell-off has been particularly painful in India and Japan.
Overall, Asian markets have struggled against the headwinds of rising interest rates across the globe, surging energy and commodity prices, and the lofty valuations frequently found after several years of exceptional returns. For the most part, threats to Asia have appeared to be external. Instability in the Middle East and significant concerns over the health of the U.S. economy are impacting sentiment in Asia—in our opinion, more so than any of the domestic worries that have occurred. Economic growth and corporate earnings growth have generally held up well, but it is realistic to expect slower growth in both the broad economies and at corporate levels as interest rates provide a break and energy exacts a toll similar to a large tax increase. While profit margins have been pressured at many Asian manufacturers, with increasing costs and little ability to raise prices, the portfolio has been significantly weighted toward the financials, consumer and technology industries.
A key consideration in the construction of the portfolio has been whether or not a company’s earnings were generated by global or domestic activity. For a number of years, we have had a broad bias toward domestically driven companies, as we found this to be a more pure form of participation in Asia—and such companies were relatively unknown to global investors. Over the past two years, Asian consumption has become a powerful thematic story and, in many cases, such companies have seen valuations driven to premiums over the broad market. As a result, we moved some assets back toward strong global competitors. In recent months, as markets have corrected sharply, that trend has been reversed with a modest return toward a domestic bias.
6       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The portfolio has also seen an increase in its exposure to the health care industry, where we see long-term potential in both the domestic and global arenas.
The portfolio comprises a wide range of companies representing what we consider to be the best in Asia. We are working to concentrate that exposure as much as possible with an emphasis on larger positions in our top holdings and have increased positions in some holdings. Two examples are Lenovo Group, one of the world’s leading computer manufacturers and distributors, and Advanced Info Services, Thailand’s dominant mobile phone operator. While there is uncertainty in both cases, we see long-term growth potential at reasonable valuations. The emphasis in our stock selection remains on those companies that generate their own organic growth rather than rely on the whims of global commodity markets to produce their earnings. We have also been working to increase the portfolio’s exposure to smaller companies in which many of Asia’s most interesting opportunities lie.
Overall, the current environment in Asia seems reasonably attractive, with healthy economic growth, solid corporate earnings in most areas and continued integration of Asia’s many regional economies. The bulk of the risks seem to be from external sources, whether a slow-down in U.S. demand or further spikes in global energy and commodity prices.
800.789.ASIA [2742] www.matthewsfunds.com       7

MATTHEWS ASIA PACIFIC FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MPACX
Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.
PORTFOLIO MANAGERS
Lead Manager: Mark W. Headley
Co-Managers: G. Paul Matthews, Richard H. Gao and Andrew T. Foster
PERFORMANCE AS OF JUNE 30, 20061

Fund Inception: 10/31/03	3 MO	YTD	1 YR	SINCE INCEPTION[2]

Matthews Asia Pacific Fund	–4.07%	2.89%	20.92%	17.69%
MSCI All Country Asia Pacific Index[3]	–2.73%	4.45%	30.69%	19.38%
Lipper Pacific Region Funds Category Average[4]	–3.28%	6.13%	34.43%	20.23%

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	Average annual total returns.

[3]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thai-land. As of 6/30/06, 0.8% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[4]	As of 6/30/06, the Lipper Pacific Region Funds Category Average consisted of 27 funds for the three-month, YTD and one-year periods, and 26 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the six months ended 6/30/06 (annualized)[6]	1.22%
For Fiscal Year 2005	1.34%
PORTFOLIO TURNOVER7

For the six months ended 6/30/06 (annualized)[6]	37.43%
For Fiscal Year 2005	15.84%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
8       MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

Japan	40.6%
China/Hong Kong	21.3%
South Korea	11.5%
India	7.8%
Singapore	4.5%
Thailand	4.1%
Taiwan	3.9%
Australia	2.3%
Indonesia	2.2%
United Kingdom[8]	0.8%
Cash and other	1.0%
SECTOR ALLOCATION9

Financials	33.5%
Consumer Discretionary	22.7%
Information Technology	17.7%
Consumer Staples	8.7%
Industrials	6.3%
Telecommunications Services	5.4%
Health Care	4.7%
Cash and other	1.0%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	55.8%
Mid cap ($1–$5 billion)	29.8%
Small cap (under $1 billion)	13.4%
Cash and other	1.0%

[8]	As of 6/30/06, 0.8% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index.

[9]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$15.32	$397.1 million	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
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MATTHEWS ASIA PACIFIC FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: 99.0%*

	SHARES	VALUE

JAPAN: 40.6%
The Sumitomo Trust & Banking Co., Ltd.	907,000	$9,906,938
Yamada Denki Co., Ltd.	76,700	7,821,470
Ito En, Ltd.	211,000	7,725,358
T&D Holdings, Inc.	94,030	7,600,293
Sekisui House, Ltd.	546,000	7,495,334
Nintendo Co., Ltd.	44,100	7,398,812
Mizuho Financial Group, Inc.	866	7,332,698
Sysmex Corp.	148,800	6,865,292
Monex Beans Holdings, Inc.	6,805	6,422,055
Takeda Pharmaceutical Co., Ltd.	102,100	6,352,254
NIWS Co. HQ, Ltd.	7,374	6,301,793
Hoya Corp.	170,700	6,070,858
Ryohin Keikaku Co., Ltd.	74,000	6,065,362
Nomura Holdings, Inc.	322,000	6,035,390
Matsushita Electric Industrial Co., Ltd.	284,000	5,993,184
Toyota Motor Corp. ADR	55,600	5,815,204
Credit Saison Co., Ltd.	122,200	5,787,522
H.I.S. Co., Ltd.	193,000	5,565,362
Secom Co., Ltd.	115,000	5,436,473
Canon, Inc. ADR	72,700	5,326,729
Sharp Corp.	329,000	5,197,763
The Chiba Bank, Ltd.	553,000	5,170,482
ASKUL Corp.	231,400	5,146,042
Shimano, Inc.	137,500	4,205,260
Honda Motor Co., Ltd. ADR	103,100	3,280,642
Nidec Corp.	43,900	3,145,579
Honda Motor Co., Ltd.	34,000	1,078,469
Unicharm Petcare Corp.	9,200	393,918

Total Japan		160,936,536

CHINA/HONG KONG: 21.3%
Dah Sing Financial Holdings, Ltd.	1,234,800	9,046,794
Lenovo Group, Ltd.	23,268,000	7,714,755
Swire Pacific, Ltd. A Shares	724,000	7,471,846
China Life Insurance Co., Ltd. H Shares	3,961,000	6,247,795
NetEase.com, Inc. ADR **	249,700	5,575,801
Shangri-La Asia, Ltd.	2,784,000	5,359,154
China Mobile, Ltd. ADR	186,900	5,347,209
Hang Lung Group, Ltd.	2,373,000	5,133,255
Television Broadcasts, Ltd.	788,000	4,870,273
Bank of Communications Co., Ltd. H Shares	7,021,000	4,565,372
China Vanke Co., Ltd. B Shares	5,343,043	4,540,654
Ports Design, Ltd.	2,773,500	4,463,998
Lianhua Supermarket Holdings Co., Ltd. H Shares	3,952,000	4,223,581
SA SA International Holdings, Ltd.	10,618,000	3,759,770
Giordano International, Ltd.	7,844,000	3,711,768
ASM Pacific Technology, Ltd.	533,500	2,600,077

Total China/Hong Kong		84,632,102

SOUTH KOREA: 11.5%
Hana Financial Group, Inc.	186,340	8,759,699
Amorepacific Corp. **	14,691	6,341,107
SK Telecom Co., Ltd. ADR	261,200	6,117,304
Samsung Electronics Co., Ltd.	8,860	5,631,178
S1 Corp.	103,390	4,642,334
Kookmin Bank	44,780	3,681,518
Nong Shim Co., Ltd.	13,940	3,673,254
Kookmin Bank ADR	35,540	2,951,952
GS Home Shopping, Inc.	32,002	2,411,745
Pacific Corp. ***	8,966	1,474,251

Total South Korea		45,684,342

10       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

INDIA: 7.8%
Dabur India, Ltd.	1,999,312	$6,179,455
Sun Pharmaceuticals Industries, Ltd.	318,023	5,441,067
Infosys Technologies, Ltd.	80,768	5,401,404
HDFC Bank, Ltd.	305,124	5,275,053
Nestle India, Ltd.	218,290	4,723,058
I-Flex Solutions, Ltd.	158,279	3,865,872

Total India		30,885,909

SINGAPORE: 4.5%
DBS Group Holdings, Ltd.	628,700	7,189,228
Hyflux, Ltd.	3,724,812	5,553,626
Fraser and Neave, Ltd.	1,964,000	4,963,199

Total Singapore		17,706,053

THAILAND: 4.1%
Advanced Info Service Public Co., Ltd.	4,145,300	9,786,910
Bangkok Bank Public Co., Ltd.	2,342,200	6,512,938

Total Thailand		16,299,848

TAIWAN: 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,376,151	6,089,636
HON HAI Precision Industry Co., Ltd.	830,961	5,132,953
Taiwan Secom Co., Ltd.	2,414,020	4,428,779

Total Taiwan		15,651,368

AUSTRALIA: 2.3%
AXA Asia Pacific Holdings, Ltd.	1,438,839	6,703,910
Rural Press, Ltd.	324,794	2,568,018

Total Australia		9,271,928

INDONESIA: 2.2%
Bank Rakyat Indonesia	7,889,500	3,492,060
PT Ramayana Lestari Sentosa	37,330,000	3,022,509
PT Astra International	2,205,500	2,321,454

Total Indonesia		8,836,023

UNITED KINGDOM: 0.8%
Standard Chartered PLC	130,840	3,193,757

Total United Kingdom		3,193,757

TOTAL INVESTMENTS: 99.0%		393,097,866
(Cost $349,758,165****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		3,957,727

NET ASSETS: 100.0%		$397,055,593

*	As a percentage of net assets as of June 30, 2006

**	Non–income producing security

***	Fair valued under the direction of the Board of Trustees

****	Cost of investments is $349,758,165 and net unrealized appreciation consists of:

Gross unrealized appreciation	$56,624,476
Gross unrealized depreciation	(13,284,775)
Net unrealized appreciation	$43,339,701

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com       11

MATTHEWS PACIFIC TIGER FUND
Note: This fund is closed to most new investors.
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
Mark W. Headley
Co-Manager:
Richard H. Gao
For the first six months of 2006, the Matthews Pacific Tiger Fund underperformed its benchmark and its peer group. The Fund gained 4.05%, while the MSCI All Country Far East ex-Japan Index gained 7.50% and the MSCI All Country Asia ex-Japan Index—which includes India—gained 7.69%. Over the same period, the Lipper Pacific ex-Japan Funds category average rose 6.33%.
The period began with a general continuation of the strong market environment seen for most of the previous three years, but a significant downturn began in mid-May. Asian markets continued to contend with rising interest rates, surging energy and commodity prices, war in the Middle East and general concern over the sustainability of consumption in the United States.
During the six-month period, the Fund saw quite varied performance across different markets, with China and Hong Kong making significant positive contributions. Singapore, Taiwan and Indonesia were also all broadly positive. India and Thailand produced the most significant negative results for the portfolio. On a sector basis, financials was the significant gainer, while consumer staples was the notably weak sector.
The Fund continues to have primary exposure to financial, consumer and technology companies, with country exposure as a secondary consideration. The lack of exposure to energy and commodity businesses in Asia hurt relative performance over the period. We continue to believe that investing in companies that create organic growth, rather than those that rely on global commodity pricing, is an appropriate long-term strategy. During the period, the Fund increased its exposure to the pharmaceuticals industry.
The Fund continues to have exposure across capitalizations, from small to larger companies, with a particular emphasis on mid-sized companies. The period saw generally strong performance from the larger companies, with broad weakness in smaller ones. Two large companies that suffered during the period were Lenovo Group, a China-based computer manufacturer and distributor, and Advanced Info Services, Thailand’s largest mobile provider. Both suffered some damage due to political issues.
Lenovo Group made a high-profile purchase of IBM’s PC business in 2006, which led to some outrage that a company with Chinese government ownership would be selling computers to the U.S. State Department. The challenges of absorbing and managing IBM’s business and becoming a true global player are very real for Lenovo, but we remain confident in management’s ability and strategy.
Advanced Info Services is a more complex situation, with the founder of the company, Thaksin Shinawatra, having become the democratically elected prime minister of Thailand, one of Asia’s more lively democracies. The sale of the family stake in the firm to Temasek Holdings, a financial arm of the Singaporean government, was used in a broad attack on Shinawatra’s leadership. In the cases of both companies, we see compelling long-term business models that have unique strengths. Lenovo remains the dominant computer firm in China with the potential to penetrate global markets using IBM’s Think Pad brand. Advanced Info Services is one of the more professionally managed businesses in Southeast Asia, with a very strong position in the domestic cellular market. We have accumulated large positions in both companies during times of price weakness.
12       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The Matthews Pacific Tiger Fund is now closed to most new investors. While the Fund faces little or no constraints investing in large and medium-sized companies, in order to maintain the long-held exposure to smaller companies across the region, a limit on growth was necessary. We have added a number of new positions in recent months and are currently looking to eliminate positions that are less compelling as long-term investments. We continue to see a wide range of attractive opportunities and welcome the recent market sell-off as chance to increase the Fund’s exposure to growth without paying too high a price.
800.789.ASIA [2742] www.matthewsfunds.com       13

MATTHEWS PACIFIC TIGER FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MAPTX
Under normal market conditions, the Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGERS

Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao
PERFORMANCE AS OF JUNE 30, 20061

				Average Annual Total Returns
							SINCE
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Pacific Tiger Fund	–3.51%	4.05%	23.58%	29.65%	18.98%	8.30%	7.95%
MSCI All Country Far East ex-Japan Index[2]	–0.64%	7.50%	23.97%	26.58%	16.05%	0.91%	1.22%[3]
MSCI All Country Asia ex-Japan Index[4]	–1.55%	7.69%	25.13%	27.84%	16.80%	1.67%	1.55%[3]
Lipper Pacific ex-Japan Funds Category Avg[5]	–2.24%	6.33%	27.95%	28.12%	17.71%	4.76%	3.77%[3]

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 6/30/06, 9.9% of the assets of the Matthews Pacific Tiger Fund were invested in India and 1.2% were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 8/31/94.

[4]	The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. As of 6/30/06, 1.2% of the assets of the Matthews Pacific Tiger Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[5]	As of 6/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month, YTD and one-year periods; 48 funds for the three-year period; 44 funds for the five-year period; 25 funds for the 10-year period; and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES6

For the six months ended 6/30/06 (annualized)[7]	1.19%
For Fiscal Year 2005	1.31%
PORTFOLIO TURNOVER8

For the six months ended 6/30/06 (annualized)[7]	13.71%
For Fiscal Year 2005	3.03%

[6]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[7]	Unaudited.

[8]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
14       MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

China/Hong Kong	36.4%
South Korea	24.0%
India[9]	9.9%
Singapore	9.8%
Taiwan	7.6%
Thailand	6.7%
Indonesia	3.7%
United Kingdom[9,10]	1.2%
Philippines	0.3%
Cash and other	0.4%
SECTOR ALLOCATION 11

Financials	29.5%
Information Technology	20.3%
Consumer Discretionary	15.1%
Consumer Staples	11.6%
Telecommunications Services	10.2%
Industrials	7.9%
Health Care	5.0%
Cash and other	0.4%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	42.5%
Mid cap ($1–$5 billion)	44.6%
Small cap (under $1 billion)	12.5%
Cash and other	0.4%

[9]	As of 6/30/06, 9.9% of the assets of the Matthews Pacific Tiger Fund were invested in India and 1.2% were invested in the United Kingdom, which are not included in the MSCI All Country Far East ex-Japan Index.

[10]	As of 6/30/06, 1.2% of the assets of the Matthews Pacific Tiger Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia ex-Japan Index.

[11]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$20.05	$2.74 billion	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions of redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com      15

MATTHEWS PACIFIC TIGER FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: 99.6%*

	SHARES	VALUE

CHINA/HONG KONG: 36.4%
Lenovo Group, Ltd.	284,538,000	$94,341,623
Swire Pacific, Ltd. A Shares	7,990,500	82,463,796
Dah Sing Financial Holdings, Ltd.	10,652,800	78,048,018
Hang Lung Group, Ltd.	30,009,000	64,915,236
Television Broadcasts, Ltd.	10,362,700	64,047,178
Shangri-La Asia, Ltd.	24,654,000	47,458,545
NetEase.com, Inc. ADR **	2,105,800	47,022,514
Bank of Communications Co., Ltd. H Shares	71,393,000	46,422,962
Li Ning Co., Ltd.	45,539,000	44,563,872
China Mobile, Ltd.	6,779,217	38,756,839
Giordano International, Ltd.	81,203,000	38,425,122
COSCO Pacific, Ltd.	17,326,000	38,371,837
Integrated Distribution Services Group, Ltd.	20,569,000	36,681,644
Agile Property Holdings, Ltd.	53,502,000	32,033,826
Ping An Insurance Group Co. of China, Ltd. H Shares	10,255,500	31,098,081
SA SA International Holdings, Ltd.	84,468,000	29,909,609
China Mobile, Ltd. ADR	1,019,050	29,155,021
Dynasty Fine Wines Group, Ltd.	77,862,000	28,322,386
Dickson Concepts International, Ltd.	25,200,400	27,256,655
Dairy Farm International Holdings, Ltd.	8,203,100	25,757,734
Sun Hung Kai Properties, Ltd.	2,452,174	25,007,041
Travelsky Technology, Ltd. H Shares	20,406,000	23,384,804
NWS Holdings, Ltd.	6,449,100	11,210,338
Vitasoy International Holdings, Ltd.	25,904,750	9,339,492
SCMP Group, Ltd.	4,356,000	1,472,323
Moulin Global Eyecare Holdings **,***	16,266,000	0

Total China/Hong Kong		995,466,496

SOUTH KOREA: 24.0%
Hana Financial Group, Inc.	1,924,363	90,462,809
NHN Corp. **	207,820	72,285,217
Amorepacific Corp. **	152,635	65,880,454
SK Telecom Co., Ltd.	298,075	64,092,016
Samsung Electronics Co., Ltd.	95,713	60,832,610
Hite Brewery Co., Ltd.	507,897	50,803,083
Samsung Securities Co., Ltd.	888,160	47,836,602
Nong Shim Co., Ltd.	178,598	47,061,397
S1 Corp.	857,490	38,502,318
Kookmin Bank	335,620	27,592,474
Hanmi Pharm Co., Ltd.	267,740	26,809,275
GS Home Shopping, Inc.	234,698	17,687,386
SK Telecom Co., Ltd. ADR	680,300	15,932,626
Pacific Corp. ***	93,148	15,316,015
Kookmin Bank ADR	124,800	10,365,888
Yuhan Corp.	38,916	5,968,145

Total South Korea		657,428,315

INDIA: 9.9%
Cipla, Ltd.	11,627,459	54,551,067
Infosys Technologies, Ltd.	767,914	51,354,666
HDFC Bank, Ltd.	1,952,568	33,756,440
Hero Honda Motors, Ltd.	1,831,291	31,568,291
I-Flex Solutions, Ltd.	1,228,561	30,006,882
Titan Industries, Ltd.	2,293,978	29,638,853
Bank of Baroda	4,547,022	19,663,599
Sun Pharmaceuticals Industries, Ltd.	1,142,416	19,545,636

Total India		270,085,434

SINGAPORE: 9.8%
DBS Group Holdings, Ltd.	6,508,750	74,428,009
Fraser and Neave, Ltd.	28,332,750	71,599,330
Hyflux, Ltd.	37,706,187	56,219,226
Venture Corp., Ltd.	5,345,800	35,799,653
Parkway Holdings, Ltd.	19,321,000	30,149,964

Total Singapore		268,196,182

16       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

TAIWAN: 7.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	48,020,144	$86,614,977
President Chain Store Corp.	29,591,000	64,889,537
Hon Hai Precision Industry Co., Ltd.	8,873,974	54,815,684

Total Taiwan		206,320,198

THAILAND: 6.7%
Advanced Info Service Public Co., Ltd.	43,831,600	103,484,890
Bangkok Bank Public Co., Ltd.	25,657,200	71,344,785
Thai Beverage Public Co., Ltd. **	30,505,000	5,107,133
Serm Suk Public Co., Ltd.	6,979,000	3,624,979

Total Thailand		183,561,787

INDONESIA: 3.7%
PT Bank Central Asia	69,945,500	30,959,360
PT Telekomunikasi Indonesia	34,940,500	27,724,568
PT Ramayana Lestari Sentosa	277,326,000	22,454,334
PT Astra International	20,030,230	21,083,315

Total Indonesia		102,221,577

UNITED KINGDOM: 1.2%
Standard Chartered PLC	1,353,066	33,027,851

Total United Kingdom		33,027,851

PHILIPPINES: 0.3%
SM Prime Holdings, Inc.	56,072,000	8,232,302

Total Philippines		8,232,302

TOTAL INVESTMENTS: 99.6%		$2,724,540,142
(Cost $2,248,421,120****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%		10,921,361

NET ASSETS: 100.0%		$2,735,461,503

*	As a percentage of net assets as of June 30, 2006.

**	Non–income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $2,248,421,120 and net unrealized appreciation consists of:

Gross unrealized appreciation	$559,740,842
Gross unrealized depreciation	(83,621,820)

Net unrealized appreciation	$476,119,022

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com       17

MATTHEWS ASIAN GROWTH AND INCOME FUND
Note: This fund is closed to most new investors.
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
G. Paul Matthews
Co–Manager:
Andrew T. Foster
The Matthews Asian Growth and Income Fund gained 7.10% in the first six months of the year, slightly underperforming its benchmark MSCI All Country Far East ex-Japan Index, which rose 7.50% over the same period. The Fund outperformed the Lipper Pacific ex-Japan Funds category average, which gained 6.33% over the same period.
The Fund underperformed its benchmark by a narrow margin; however, it did so during a period of pronounced volatility. Meanwhile, the Fund generated returns that were far more stable than those of the overall market. Measured on a daily basis, the volatility of the Fund’s returns from January through June were just over half that of the MSCI benchmark index.1 In this respect, the Fund performed as intended: While the market exhibited substantial volatility, the Fund generated steadier returns. We aim to mitigate a degree of volatility inherent in the Asian markets while allowing investors to participate in the region and its growth over time.
Asian equities began the year on a strong footing, rising steadily through the end of April. Valuations for Asian stocks rose despite high prices for oil and raw materials; this was notable, particularly as the region is heavily dependent on imports of commodities to fuel economic expansion. However, the region’s strong outperformance came to an end in early May amid signs that global interest rates were poised to move higher, led principally by the U.S. Federal Reserve and the Bank of Japan. Faced with the prospect of higher interest rates, global markets slumped, with even steeper corrections occurring in emerging markets. Hardest hit among these markets were those that had seen the strongest gains and highest valuations: India was at the forefront of the decline. Conversely, China weathered the correction quite well, buoyed by several domestic factors, especially important reforms in the domestic stock market and the successful IPO of one of the country’s largest banks, the Bank of China.
Amidst the market’s volatility, the Fund’s growth-and-income characteristic demonstrated some of its relative merit. Its focus on convertible bonds and defensive dividend-paying equities initially meant that performance lagged that of the market. However, in the ensuing correction, the Fund held its ground well. As equities rallied in the final weeks of June, the Index’s year-to-date performance surpassed the Fund only on the last day of the month, finishing up 7.50%, versus the Fund’s six-month return of 7.10%.
The prospect of higher global interest rates may be the factor that weighs heaviest on markets during the second half of the year. Recent data suggests that economic activity in Asia ex-Japan remains quite strong, notably in the region’s two largest markets: China and India. As macro-economic growth has continued apace and as companies generally remain in an expansionary mode, inflationary pressures may well build in the region, prompting rates to move higher. Continued rate increases in the U.S. and elsewhere may also pressure Asian central banks to follow suit. Given the Fund’s orientation toward convertible bonds and higher-yielding instruments, it may be vulnerable to sharp movements in interest rates.

[1]	Standard deviation of dollar-based daily returns for the Matthews Asian Growth and Income Fund during the first half of 2006 was 0.68%; the corresponding figure for the MSCI All Country Far East ex-Japan Index was 1.17%. Source: Matthews International Capital Management, LLC.
18       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
However, even as we have added to the Fund’s convertible bond exposure in recent months, we have also retained substantial exposure to dividend paying equities—roughly 75% of the portfolio at the end of June. Those underlying companies may better capitalize on stronger regional demand via improved pricing power. This, in turn, may improve prospects for their growth and dividends, even within an inflationary environment.
Several of the Fund’s best-performing positions in the first half of 2006 typify this idea. SK Telecom, MTR Corp, Fraser and Neave, and Hindustan Lever all are companies that generated positive double-digit returns during the period. There are few similarities among these companies: SK Telecom is South Korea’s largest mobile phone carrier; MTR Corp runs Hong Kong’s passenger railway; Fraser and Neave is a diversified conglomerate with operations across Southeast Asia; and Hindustan Lever is a joint-venture of Unilever in India. What all four companies have in common are established dividend policies, moderate but stable growth prospects, and—particularly among the latter two companies—the ability to increase prices because of growing demand.
As always, uncertainty abounds in global financial markets. The future path of interest rates remains unclear; high energy prices may be a symptom of growth, or they may become a drag on it; corporate earnings in the Asian region may suffer downward revisions if demand wanes at home or abroad. However, shareholders of the Fund can take heart in one encouraging statistic: Dividend payouts for companies held by the Fund have risen over the past year.2 At the end of June 2006, the aggregate payout ratio for the Fund’s equity holdings was about 50%, versus a payout ratio of 43% at the same time last year. In the simplest terms, higher payout ratios suggest that Asian companies have made strides in their dividend policies and corporate governance. In this respect, Asian companies held by the Fund do not lag far behind their U.S. peers: Over the past 25 years, the S&P 500 has averaged a payout ratio near 50% as well.3

[2]	A “dividend payout ratio” is the ratio between a given company’s total dividend payouts to shareholders and its total earnings. A payout ratio of 100% indicates that the company has paid out all of its accounting earnings in dividends to shareholders.

[3]	Source: Bloomberg, Matthews International Capital Management, LLC.
800.789.ASIA [2742] www.matthewsfunds.com      19

MATTHEWS ASIAN GROWTH AND INCOME FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of the issuer of the bond.
PORTFOLIO MANAGERS

Lead Manager: G. Paul Matthews	Co–Manager: Andrew T. Foster
PERFORMANCE AS OF JUNE 30, 20061

Fund Inception: 9/12/94				Average Annual Total Returns
							SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Asian Growth and Income Fund	0.80%	7.10%	18.16%	23.76%	19.12%	12.92%	11.88%
MSCI All Country Far East ex-Japan Index[2]	–0.64%	7.50%	23.97%	26.58%	16.05%	0.91%	1.22%[3]
Lipper Pacific ex-Japan Funds Category Avg[4]	–2.24%	6.33%	27.95%	28.12%	17.71%	4.76%	3.77%[3]

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 6/30/06, 6.9% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.8% were invested in Japan, 3.4% were invested in Australia, and 2.8% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 8/31/94.

[4]	As of 6/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month, YTD and one-year periods; 48 funds for the three-year period; 44 funds for the five-year period; 25 funds for the 10-year period; and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
30-DAY SEC YIELD5
2.12%
INCOME DISTRIBUTION YIELD6
2.46%

[5]	The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/06, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[6]	The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 6/30/06, expressed as an annual percentage rate based on the Fund’s share price on 6/30/06. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.
OPERATING EXPENSES7

For the six months ended 6/30/06 (annualized)[8]	1.19%
For Fiscal Year 2005	1.27%
PORTFOLIO TURNOVER9

For the six months ended 6/30/06 (annualized)[8]	25.93%
For Fiscal Year 2005	20.16%

[7]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[8]	Unaudited.

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
20       MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

China/Hong Kong	35.6%
South Korea	16.1%
Singapore	9.9%
Taiwan	9.2%
India[10]	6.9%
Japan[10]	6.8%
Thailand	6.0%
Australia[10]	3.4%
United Kingdom[10]	2.8%
Indonesia	2.0%
Malaysia	0.9%
Cash and other	0.4%
SECTOR ALLOCATION11

Financials	29.9%
Telecommunications Services	19.9%
Consumer Discretionary	16.5%
Industrials	9.0%
Utilities	7.7%
Consumer Staples	7.2%
Energy	4.0%
Health Care	3.6%
Information Technology	1.5%
Materials	0.3%
Cash and other	0.4%
BREAKDOWN BY SECURITY TYPE12

Common Equities	71.9%
Convertible Bonds	21.5%
Preferred Equities	3.3%
Corporate Bonds	2.9%
Cash and other	0.4%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	56.2%
Mid cap ($1–$5 billion)	34.1%
Small cap (under $1 billion)	9.3%
Cash and other	0.4%

[10]	As of 6/30/06, 6.9% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.8% were invested in Japan, 3.4% were invested in Australia, and 2.8% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index.

[11]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

[12]	As of 6/30/06, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 21.5% of the Matthews Asian Growth and Income Fund.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$18.13	$1.77 billion	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com      21

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
COMMON EQUITIES: 71.9%*

	SHARES	VALUE

CHINA/HONG KONG: 26.3%
Television Broadcasts, Ltd.	5,262,000	$32,522,050
China Netcom Group Corp. HK, Ltd.	16,023,500	28,059,642
Citic Pacific, Ltd.	9,512,000	28,047,436
CLP Holdings, Ltd.	4,775,200	27,945,462
HongKong Electric Holdings, Ltd.	5,914,500	26,768,818
Hang Lung Group, Ltd.	12,318,000	26,646,202
Hong Kong & China Gas Co., Ltd.	11,938,000	26,208,478
MTR Corp.	10,234,300	24,708,436
Café de Coral Holdings, Ltd.	16,415,100	23,355,633
Hengan International Group Co., Ltd.	13,606,000	22,161,892
Shangri-La Asia, Ltd.	11,327,400	21,805,059
Hang Seng Bank, Ltd.	1,590,900	20,177,388
PCCW, Ltd.	26,841,000	19,181,277
Wharf Holdings, Ltd.	5,142,000	18,273,721
China Life Insurance Co., Ltd. H Shares	10,979,000	17,317,481
China Travel International Investment HK, Ltd.	69,908,000	16,832,721
I-CABLE Communications, Ltd.	75,090,000	16,726,845
Hang Lung Properties, Ltd.	8,517,920	15,245,238
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	12,937,303
Giordano International, Ltd.	24,585,000	11,633,580
Vitasoy International Holdings, Ltd.	31,031,000	11,187,670
PetroChina Co., Ltd. H Shares	9,756,000	10,426,432
PetroChina Co., Ltd. ADR	64,650	6,980,261
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,564,243

Total China/Hong Kong		466,713,268

SOUTH KOREA: 8.4%
SK Telecom Co., Ltd.	187,160	40,243,099
Hana Financial Group, Inc.	632,229	29,720,594
KT Corp.	505,730	20,868,858
Korea Electric Power Corp.	480,590	17,805,258
KT Corp. ADR	718,800	15,418,260
SK Telecom Co., Ltd. ADR	395,300	9,257,926
Daehan City Gas Co., Ltd.	280,300	6,425,850
Korea Electric Power Corp. ADR	259,750	4,924,860
GIIR, Inc.	280,240	4,135,294

Total South Korea		148,799,999

SINGAPORE: 8.1%
Fraser and Neave, Ltd.	16,069,100	40,608,017
Singapore Post, Ltd.	33,312,000	22,729,229
Singapore Press Holdings, Ltd.	8,180,500	21,293,022
Parkway Holdings, Ltd.	13,564,000	21,166,301
CapitaMall Trust REIT	13,841,900	18,539,235
StarHub, Ltd.	11,182,000	16,106,997
Yellow Pages, Ltd.	3,388,000	2,226,061

Total Singapore		142,668,862

JAPAN: 6.8%
Kao Corp.	1,138,000	29,782,506
Nippon Building Fund, Inc. REIT	2,698	26,168,997
Japan Retail Fund Investment Corp. REIT	2,860	22,492,136
Tokyu REIT, Inc.	2,543	20,887,976
Japan Real Estate Investment Corp. REIT	2,258	20,125,480

Total Japan		119,457,095

22       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

THAILAND: 6.0%
Advanced Info Service Public Co., Ltd.	11,059,600	$26,111,333
PTT Public Co., Ltd.	2,998,300	17,775,860
BEC World Public Co., Ltd.	43,485,100	17,111,136
Charoen Pokphand Foods Public Co., Ltd.	110,016,100	15,584,652
Bangkok Bank Public Co., Ltd.	4,909,900	13,652,922
MCOT Public Co., Ltd.	8,848,200	8,936,404
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	3,614,837
Thai Reinsurance Public Co., Ltd.	25,672,800	3,165,324

Total Thailand		105,952,468

TAIWAN: 5.6%
Chunghwa Telecom Co., Ltd. ADR	1,597,500	29,505,825
President Chain Store Corp.	11,638,000	25,520,747
Taiwan Secom Co., Ltd.	11,941,960	21,908,808
Far EasTone Telecommunications Co., Ltd.	18,917,000	21,150,348
Chunghwa Telecom Co., Ltd.	648,000	1,170,813

Total Taiwan		99,256,541

AUSTRALIA: 3.4%
Insurance Australia Group, Ltd.	6,869,921	27,312,028
AXA Asia Pacific Holdings, Ltd.	5,305,373	24,719,057
Rural Press, Ltd.	1,131,130	8,943,399

Total Australia		60,974,484

UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	519,800	45,924,330
HSBC Holdings PLC	196,800	3,448,808

Total United Kingdom		49,373,138

INDIA: 2.5%
Hindustan Lever, Ltd.	3,394,121	16,885,826
GAIL India, Ltd.	2,532,748	14,140,810
Hero Honda Motors, Ltd.	812,300	14,002,647

Total India		45,029,283

INDONESIA: 2.0%
PT Telekomunikasi Indonesia ADR	745,500	23,930,550
PT Tempo Scan Pacific	13,944,500	10,010,895
PT Ramayana Lestari Sentosa	12,663,000	1,025,289

Total Indonesia		34,966,734

TOTAL COMMON EQUITIES
(Cost $962,797,496)		1,273,191,872

See footnotes on page 25.
800.789.ASIA [2742] www.matthewsfunds.com      23

MATTHEWS ASIAN GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)
PREFERRED EQUITIES: 3.3%*

	SHARES	VALUE

SOUTH KOREA: 3.3%
Hyundai Motor Co., Ltd., Pfd.	472,380	$22,953,063
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	15,308,142
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	9,122,972
LG Household & Health Care, Ltd., Pfd.	177,830	7,103,828
LG Chem Ltd., Pfd.	242,450	5,277,041

Total South Korea		59,765,046

TOTAL PREFERRED EQUITIES
(Cost $21,280,151)		59,765,046

INTERNATIONAL DOLLAR BONDS: 24.4%*

	FACE AMOUNT	VALUE

CHINA/HONG KONG: 9.3%
Hong Kong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	$46,800,000	$51,714,000
PCCW Capital II, Ltd., Cnv. 1.000%, 01/29/07	33,545,000	38,830,015
CNOOC Finance 2004, Ltd., Cnv. 0.000%, 12/15/09	31,603,000	36,264,443
Shangri-La Finance, Ltd., Cnv. 0.000%, 03/15/09	16,422,000	26,193,090
BCA Finance, Ltd., Cnv. 0.000%, 11/28/08	12,170,000	12,002,662

Total China/Hong Kong		165,004,210

SOUTH KOREA: 4.4%
SK Telecom Co., Ltd., Cnv. 0.000%, 05/27/09	26,860,000	31,795,525
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	25,550,000	26,412,312
KT Corp. 5.875%, 06/24/14	20,700,000	20,182,293

Total South Korea		78,390,130

24       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	FACE AMOUNT	VALUE

INDIA: 4.4%
Sun Pharmaceuticals Industries, Ltd., Cnv. 0.000%, 11/26/09	$28,519,000	$31,905,631
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	24,900,000	26,518,500
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	16,449,000	18,895,789

Total India		77,319,920

TAIWAN: 3.6%
Cathay Financial Holding Co., Ltd., Cnv. 0.000%, 05/20/07	30,706,000	44,331,788
SinoPac Financial Holdings Co., Ltd., Cnv. 0.000%, 07/12/07	15,204,000	19,309,080

Total Taiwan		63,640,868

SINGAPORE: 1.8%
DBS Bank, Ltd. 7.875%, 08/10/09	19,757,000	20,862,799
Singapore Telecommunications, Ltd. 6.375%, 12/01/11	10,606,000	10,778,666

Total Singapore		31,641,465

MALAYSIA: 0.9%
Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	14,740,000	15,956,050

Total Malaysia		15,956,050

VALUE

TOTAL INTERNATIONAL
DOLLAR BONDS
(Cost $409,494,399)	$431,952,643

TOTAL INVESTMENTS: 99.6%	1,764,909,561
(Cost $1,393,572,046**)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%	6,417,916

NET ASSETS: 100.0%	$1,771,327,477

*	As a percentage of net assets as of June 30, 2006

**	Cost of investments is $1,393,572,046 and net unrealized appreciation consists of:

Gross unrealized appreciation	$400,455,518
Gross unrealized depreciation	(29,118,003)

Net unrealized appreciation	$371,337,515

ADR American Depositary Receipt
Cnv. Convertible
Pfd. Preferred
REIT Real Estate Investment Trust
See accompanying notes to financial statements.
806.789.ASIA [2742] www.matthewsfunds.com       25

MATTHEWS ASIAN TECHNOLOGY FUND
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
J. Michael Oh
Co–Managers:
Mark W. Headley
Andrew T. Foster
In the first six months of 2006, the Matthews Asian Technology Fund gained 1.38%, outperforming both the MSCI/Matthews Asian Technology Index, which declined 0.04%, and the Lipper Science and Technology Funds category average, which declined 2.60%.
During the first three months of the year, the Asian technology sector performed strongly as positive earnings results from 2005 were announced and positive projections by some companies lifted the market. However, during the second quarter, the Asian technology sector gave up almost all of its earlier gains as higher oil prices, rising interest rates and geopolitical tensions dampened the outlook of the sector. In addition, signs of increasing inventory buildups in key consumer electronics products and declining prices in some electronic components contributed to further declines.
During the six-month period, the Fund gained most from its positions in the Internet software and services industry—one of the few bright spots in the Asian technology sector during the period. The positive performance in the industry was led by domestic demand for various Internet services such as keyword search, online gaming and online multi-media content. The Internet sector was also relatively unaffected by the global technology cycle. The second-highest sector contributor to Fund performance was telecommunications services. The volatility in the information technology sector made the defensive characteristics of telecommunications services companies attractive. However, the Fund’s underweight position in the telecommunications services sector compared to the benchmark actually hurt the Fund’s relative performance during the second quarter. The consumer electronics sector also made a positive contribution to Fund performance.
The semiconductor and semiconductor equipment industry was the worst performer in the Fund. The semiconductor industry suffered mostly from declines in memory product prices such as DRAM and flash. Flash products were the major drivers of the semiconductor industry performance last year. During the reporting period, however, the industry experienced a seasonal downturn as demand for consumer electronics products requiring flash memory products softened. The flat panel display industry also experienced a down cycle during the period. Last year, demand for flat panel display products caused a slight short supply; companies increased capital expenditures and added more capacity expecting another strong year. The demand for fl at panels, however, has not met expectations, and the industry experienced a sudden downturn. Such cycles are somewhat unavoidable in capital-intensive arenas such as memory and flat panel displays, since fixed costs are high and not easily adjustable during a downturn. The handset component industry fared relatively better than other industries in the technology hardware sector as handset manufacturing continued to shift to Asia. Global demand for handsets remained healthy, especially in emerging markets, where the penetration rate of wireless telecommunication services remains relatively low.
On a company basis, Tencent Holdings was the largest positive contributor during the six-month period. Headquartered in China, the company provides various Internet services such as instant messaging, casual gaming and personal home pages. Tencent Holdings benefited from strong demand for Internet services from the growing number of Internet users in China. China’s broadband penetration rate remains relatively low, and its overall Internet user base is expected to grow faster than other developed markets in Asia. The second-highest contributor to Fund
26       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
performance by company was NHN. Based in South Korea, NHN provides Internet search, casual gaming and multi-media content. NHN’s dominant position in the fast-growing keyword search industry helped the company outperform. NHN has more than half the Korean keyword search market and about a third of the casual-gaming market in South Korea. South Korea has one of the most vibrant Internet service industries in the region and one of the highest penetration rates of broadband access in the world. The company remains the largest Internet holding in the Fund. The third-largest contributor was also an Internet company based in China that distributes and operates massively-multiplayer-online-role-playing-games (MMORPG) in that market.
The worst performer for the period was also an Internet company: Rakuten provides online retailing and financial services to Internet users in Japan. The Japanese Internet sector has been hurt by the corporate scandal involving Livedoor, one of Japan’s major local Internet companies. Although Rakuten was not directly involved in the scandal, the entire Internet sector in Japan was affected, and Rakuten was no exception. A PC maker, Lenovo Group, was the second-worst performer in the Fund. Lenovo was affected by higher-than-expected restructuring costs involving its purchase of IBM’s PC unit last year. A slowing demand for PCs and intensifying competition in the industry also contributed to the company’s poor performance.
By country, overall returns were strongest in China, Korea and Indonesia, while most of the Fund’s losses came from Japan and Hong Kong. The Chinese and Korean technology sectors held up relatively better than their counterparts in Asia, partly due to China and Korea’s vibrant Internet sector. Although the Fund had substantial losses there, Japan remains the region’s key technology and innovation leader and an important component of the Fund; however, Japan’s relatively mature market growth and unusual corporate scandals involving Internet companies contributed to poor performance for the reporting period. Political and military tensions between North and South Korea and its neighbors continued to cloud the Asia Pacific region during the period, and North Korea remains one of the key risks in investing in the Asia Pacific region.
The Fund added new positions in the Internet software and services, electronics equipment and instruments, and wireless telecommunication services industries. The Fund continues to overweight China, India and Korea and underweight Japan. It also continues to underweight diversified telecommunication services while overweighting wireless telecommunication services in emerging countries in the region. The Fund continues to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers as well as overall growth in the Asia Pacific region.
800.789.ASIA [2742] www.matthewsfunds.com       27

MATTHEWS ASIAN TECHNOLOGY FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.
PORTFOLIO MANAGERS
Lead Manager: J. Michael Oh
Co–Managers: Mark W. Headley and Andrew T. Foster
PERFORMANCE AS OF JUNE 30, 20061

Fund Inception: 12/27/99				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Asian Technology Fund	–6.37%	1.38%	21.02%	24.29%	10.09%	–5.35%
MSCI/Matthews Asian Technology Index[2]	–3.16%	–0.04%	20.94%	16.53%	4.43%	–10.46%[3]
Lipper Science and Tech Funds Category Average[4]	–9.60%	–2.60%	9.03%	10.14%	–4.51%	–12.32%[3]

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 12/31/99.

[4]	As of 6/30/06, the Lipper Science and Technology Funds Category Average consisted of 292 funds for the three-month period, 289 funds for the YTD period, 286 funds for the one-year period, 256 funds for the three-year period, 221 funds for the five-year period, and 113 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the six months ended 6/30/06 (annualized)[6]	1.38%
For Fiscal Year 2005	1.48%
PORTFOLIO TURNOVER7

For the six months ended 6/30/06 (annualized)[6]	50.59%
For Fiscal Year 2005	29.76%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
28       MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

Japan	34.3%
South Korea	21.4%
China/Hong Kong	15.2%
Taiwan	14.8%
India	8.3%
Singapore	2.3%
Indonesia	1.5%
Thailand	1.4%
Cash and other	0.8%
SECTOR ALLOCATION 8

Information Technology	77.5%
Telecommunications Services	11.3%
Consumer Discretionary	7.1%
Health Care	1.8%
Materials	1.5%
Cash and other	0.8%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	70.9%
Mid cap ($1–$5 billion)	16.2%
Small cap (under $1 billion)	12.1%
Cash and other	0.8%

[8]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$6.62	$82.3 million	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder of taxes that a shareholder would day on dividends capital gain distributions or redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com     29

MATTHEWS ASIAN TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: 99.2%*

	SHARES	VALUE

JAPAN: 34.3%
Nintendo Co., Ltd.	14,585	$2,446,977
Matsushita Electric Industrial Co., Ltd.	95,000	2,004,762
Sumco Corp.	34,800	1,982,663
Sony Corp.	42,600	1,879,850
Hoya Corp.	51,000	1,813,789
Murata Manufacturing Co., Ltd.	27,500	1,785,433
Keyence Corp.	6,650	1,697,947
Hirose Electric Co., Ltd.	13,900	1,688,308
Rakuten, Inc.	2,654	1,577,001
Canon, Inc. ADR	21,200	1,553,324
KDDI Corp.	224	1,376,022
Fujitsu, Ltd.	167,000	1,294,381
Ibiden Co., Ltd.	26,500	1,273,593
Nitto Denko Corp.	17,800	1,267,651
Nidec Corp.	16,600	1,189,444
Sysmex Corp.	24,400	1,125,760
NIWS Co. HQ, Ltd.	1,193	1,019,533
Yahoo! Japan Corp.	1,621	858,377
Sharp Corp.	26,000	410,766

Total Japan		28,245,581

SOUTH KOREA: 21.4%
Samsung Electronics Co., Ltd.	10,438	6,634,112
NHN Corp. **	10,661	3,708,174
SK Telecom Co., Ltd.	7,519	1,616,734
CDNetworks Co., Ltd. **	40,169	1,441,638
WiderThan Co., Ltd. ADR **	134,200	1,380,918
LG.Philips LCD Co., Ltd. ADR **	58,900	1,067,268
NCSoft Corp. **	14,203	815,877
Plantynet Co., Ltd.	43,650	598,103
LG Life Sciences, Ltd. **	7,712	349,123

Total South Korea		17,611,947

CHINA/HONG KONG: 15.2%
China Mobile, Ltd. ADR	91,600	2,620,676
The9, Ltd. ADR **	97,100	2,251,749
Tencent Holdings, Ltd.	1,065,000	2,235,234
Sina Corp. **	54,900	1,371,402
TPV Technology, Ltd.	1,144,000	1,082,678
ASM Pacific Technology	192,000	935,735
Baidu.com ADR **	7,200	594,216
NetEase.com, Inc. ADR **	26,000	580,580
Sohu.com, Inc. **	21,800	562,222
ZTE Corp. H Shares	99,400	314,853

Total China/Hong Kong		12,549,345

30       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

TAIWAN: 14.8%
HON HAI Precision Industry Co., Ltd.	562,515	$3,474,728
Taiwan Semiconductor Manufacturing Co., Ltd.	1,893,468	3,415,289
Foxconn Technology Co., Ltd.	213,000	1,710,447
MediaTek, Inc.	164,000	1,519,574
Foxconn International Holdings, Ltd. **	618,000	1,320,938
High Tech Computer Corp.	27,000	742,182

Total Taiwan		12,183,158

INDIA: 8.3%
Infosys Technologies, Ltd.	40,253	2,691,941
Tata Consultancy Services, Ltd.	40,092	1,514,118
Bharti Tele-Ventures, Ltd. **	160,300	1,288,249
I-Flex Solutions, Ltd.	37,263	910,127
Sify, Ltd. ADR**	42,900	428,142

Total India		6,832,577

SINGAPORE: 2.3%
Unisteel Technology, Ltd.	830,000	959,598
GES International, Ltd.	1,457,000	948,106

Total Singapore		1,907,704

INDONESIA: 1.5%
PT Telekomunikasi Indonesia ADR	38,900	1,248,690

Total Indonesia		1,248,690

THAILAND: 1.4%
Advanced Info Service Public Co., Ltd.	486,700	1,149,082

Total Thailand		1,149,082

TOTAL INVESTMENTS: 99.2%		81,728,084
(Cost $72,673,121***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		664,173

NET ASSETS: 100.0%		$82,392,257

*	As a percentage of net assets as of June 30, 2006
**	Non–income producing security
***	Cost of investments is $72,673,121 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$12,397,173
	Gross unrealized depreciation	(3,342,210)

	Net unrealized appreciation	$9,054,963

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789. ASIA [2742] www.matthewsfunds.com      31

MATTHEWS CHINA FUND
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
Richard H. Gao
Co–Managers:
Mark W. Headley
G. Paul Matthews
For the six months ending June 30, 2006, the Matthews China Fund rose 19.72%, underperforming both its benchmark MSCI China Index, which was up 23.71%, and the Lipper China Region Funds category average, which was up 21.65%.
Chinese equities performed well during most of the period, driven by strong liquidity, overall better-than-expected earnings results, and the government’s commitment to financial reforms. After underperforming most of the Asian markets in 2005, Chinese equities attracted investors’ renewed interests due to their relatively cheap valuations and strong earnings-growth prospects. The government’s continued financial reform program also provided investors with expanding investment opportunities through a growing number of newly listed IPOs on the Hong Kong Stock Exchange.
During the six-month period, the Fund saw positive returns from all sectors except information technology and health care. Financials, industrials and consumer discretionary were the top three contributors to the Fund. In particular, the Fund saw its strongest contributions from two B-share holdings in the portfolio: Shanghai Zhenhua Port Machinery and China Vanke. Both companies benefited not only from the improving sentiments of the domestic Chinese stock market but also from their strong underlying fundamentals. Shanghai Zhenhua Port Machinery, a global leader of large-size port handling equipment manufacturing, has expanded its global market share from 20% to more than 70% in the past 10 years due to its cost advantages and strong product development capability. China Vanke is one of the country’s largest residential property developers, with projects across major cities in China.
The Fund also saw substantial gains in selected holdings in the financial and consumer sectors—the two sectors that it has long been overweighting. On the down side, the information technology sector provided most of the negative returns for the Fund. One of the Fund’s key holdings in the sector—Lenovo Group—continued to see selling pressure during the second quarter of 2006 after reporting worse-than-expected quarterly results. Although the company began to see positive results after its acquisition of IBM’s PC business, investors were skeptical about its ability to compete globally, particularly in the North America market.
The Fund underperformed its benchmark index during the period. In addition to the poor performance from the information technology sector, the Fund’s overweight position in the utilities sector and underweight position in the materials sectors were the primary reasons behind the underperformance. Although utility companies reported strong power generation growth, their earnings were negatively affected by the rising cost of coal. The Fund’s lack of exposure in selective material companies such as gold mining and copper companies also hurt its relative performance.
The Chinese economy has been growing at its fastest pace in more than a decade, driven by record exports and a surge in fixed-asset investments. After growing at 9.9% last year, China’s first-quarter GDP recorded growth of 10.2%, and second-quarter GDP was even higher, at 11.3%. The entire economy has the potential risk of overheating, particularly in areas such as real estate. The government has been taking various measures to try to cool down the pace of growth. These measures included the increase of bank lending rates and reserve ratio, and curbs on property loans and development of luxury housing. So far, these measures do not seem to be having much effect, and further tightening measures might be needed to achieve their goal.
32     MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The Fund continues to focus on company fundamental analysis and bottom-up stock picking. With the ongoing process of Chinese financial reforms, more and more companies are being listed overseas, and we are encountering more investment opportunities. As a result, we are conducting more-frequent onsite company visits, seeking to find the best long-term investment opportunities. While a number of improvements still need to be undertaken in corporate China, we are encouraged by many positive changes we see during our numerous company visits in the country—from the change of attitude toward foreign shareholders to the shift to seeking profit-ability instead of market share, to improvements in corporate governance.
We continue to have overweight positions in the consumer, financial and industrial sectors, as we believe that these sectors will benefit most from China’s long-term growth potential. In the consumer sector, we added two new holdings, Ports Design and Pico Far East Holdings, and exited two positions, Texwinca and Lerado Group, which had lower earnings-growth prospects due to changing operating environments. We further raised our weighting in the financial sector by adding to banks and life insurance companies. We also increased the Fund’s exposure to the Internet sector in China while reducing our holdings in telecom equipment companies due to the uncertainty of China’s 3G policy.
800.789.ASIA [2742] www.matthewsfunds.com     33

MATTHEWS CHINA FUND
FUND AT A GLANCE
FUND DESCRIPTION	SYMBOL: MCHFX
Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.
PORTFOLIO MANAGERS
Lead Manager: Richard H. Gao
Co–Managers: Mark W. Headley and G. Paul Matthews
PERFORMANCE AS OF JUNE 30, 20061

Fund Inception: 2/19/98				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews China Fund	–0.28%	19.72%	26.99%	24.52%	11.38%	9.37%
MSCI China Index[2]	1.88%	23.71%	40.77%	33.86%	12.45%	–2.31	% [3]
Lipper China Region Funds Category Average[4]	0.94%	21.65%	28.59%	25.57%	12.36%	8.20	% [3]

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	Calculated from 2/28/98.

[4]	As of 6/30/06, the Lipper China Region Funds Category Average consisted of 51 funds for the three-month period, 45 funds for the YTD period, 38 funds for the one-year period, 22 funds for the three- and five-year periods, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the six months ended 6/30/06 (annualized)[6]	1.25%
For Fiscal Year 2005	1.30%
PORTFOLIO TURNOVER7

For the six months ended 6/30/06 (annualized)[6]	24.60%
For Fiscal Year 2005	11.82%

[5] Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[6] Unaudited.
[7] The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
34     MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
CHINA EXPOSURE8

H Share	34.5%
SAR (Hong Kong)	32.2%
China-affiliated corporations	18.6%
B Share	8.7%
Overseas Listed	4.8%
Cash and other	1.2%
SECTOR ALLOCATION9

Financials	21.8%
Consumer Discretionary	17.7%
Industrials	14.5%
Information Technology	12.2%
Energy	10.4%
Telecommunications Services	6.6%
Utilities	6.3%
Materials	6.0%
Consumer Staples	3.3%
Cash and other	1.2%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	43.9%
Mid cap ($1–$5 billion)	44.1%
Small cap (under $1 billion)	10.8%
Cash and other	1.2%

[8]	H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

[9]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$17.67	$549.2 million	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder of taxes that a shareholder would pay on dividends capital gain distributions or redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com     35

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: CHINA/HONG KONG: 98.8%*

	SHARES	VALUE

FINANCIALS: 21.8%

Real Estate: 9.4%
China Vanke Co., Ltd. B Shares	27,941,087	$23,745,049
Swire Pacific, Ltd. A Shares	2,083,500	21,502,199
Agile Property Holdings, Ltd.	10,240,000	6,131,105

		51,378,353

Commercial Banks: 7.2%
Bank of Communications Co., Ltd. H Shares	24,602,000	15,997,335
BOC Hong Kong Holdings, Ltd.	6,314,500	12,358,575
China Construction Bank Corp. H Shares	24,016,000	10,977,789

		39,333,699

Insurance: 5.2%
China Life Insurance Co., Ltd. H Shares	18,291,000	28,850,901

Total Financials		119,562,953

CONSUMER DISCRETIONARY: 17.7%

Hotels, Restaurants & Leisure: 6.3%
Shangri-La Asia, Ltd.	8,953,600	17,235,533
Café de Coral Holdings, Ltd.	7,326,100	10,423,677
China Travel International Investment HK, Ltd.	29,708,000	7,153,208

		34,812,418

Media: 4.9%
Television Broadcasts, Ltd.	2,542,000	15,710,956
Clear Media, Ltd. **	5,534,000	6,413,093
Pico Far East Holdings, Ltd.	23,642,000	4,688,034

		26,812,083

Distributors: 2.1%
Li & Fung, Ltd.	5,821,200	11,767,874

Specialty Retail: 2.0%
Li Ning Co., Ltd.	6,054,000	5,924,366
Giordano International, Ltd.	10,188,000	4,820,944

		10,745,310

Textiles, Apparel & Luxury Goods: 1.4%
Ports Design, Ltd.	4,597,000	7,398,955

Automobiles: 1.0%
Denway Motors, Ltd.	16,561,200	5,544,354

Total Consumer Discretionary		97,080,994

36     MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

INDUSTRIALS: 14.5%

Transportation Infrastructure: 7.3%
China Merchants Holdings International Co., Ltd.	4,560,581	$13,887,918
Beijing Capital International Airport Co., Ltd. H Shares	15,138,000	9,648,494
COSCO Pacific, Ltd.	3,988,000	8,832,211
GZI Transport, Ltd.	18,484,000	7,675,586

		40,044,209

Machinery: 4.4%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,452,373	24,038,531

Airlines: 1.1%
Air China, Ltd. H Shares	14,787,900	6,188,362

Capital Goods: 1.1%
NWS Holdings, Ltd.	3,521,000	6,120,482

Air Freight & Logistics: 0.6%
Sinotrans, Ltd. H Shares	10,566,000	3,333,209

Total Industrials		79,724,793

INFORMATION TECHNOLOGY: 12.2%

Computers & Peripherals: 4.9%
TPV Technology, Ltd.	16,998,000	16,086,850
Lenovo Group, Ltd.	32,702,000	10,842,699

		26,929,549

Internet Software & Services: 4.8%
NetEase.com, Inc. ADR **	491,400	10,972,962
Tom Online, Inc. ADR **	410,300	7,918,790
Sina Corp. **	295,900	7,391,582

		26,283,334

IT Services: 1.5%
Travelsky Technology, Ltd. H Shares	6,089,000	6,977,853
Kingdee International Software Group Co., Ltd.	3,340,000	1,225,680

		8,203,533

Communications Equipment: 1.0%
ZTE Corp. H Shares	1,688,600	5,348,694

Total Information Technology		66,765,110

See footnotes on page 39.
800.789.ASIA [2742] www.matthewsfunds.com     37

MATTHEWS CHINA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)
EQUITIES: CHINA/HONG KONG: 98.8%* (continued)

	SHARES	VALUE

ENERGY: 10.4%

Oil & Gas: 8.3%
PetroChina Co., Ltd. H Shares	18,388,000	$19,651,623
CNOOC, Ltd.	23,787,000	18,989,660
China Petroleum & Chemical Corp. (Sinopec) H Shares	11,782,000	6,750,950

		45,392,233

Energy Equipment & Services: 2.1%
China Oilfield Services, Ltd. H Shares	23,318,000	11,859,714

Total Energy		57,251,947

TELECOMMUNCATIONS SERVICES: 6.6%

Wireless Telecom Services: 5.4%
China Mobile, Ltd.	4,953,583	28,319,674
China Mobile, Ltd. ADR	50,500	1,444,805

		29,764,479

Diversified Telecom Services: 1.2%
China Telecom Corp., Ltd. H Shares	20,988,000	6,756,113

Total Telecommunications Services		36,520,592

UTILITIES: 6.3%

Electric Utilities: 4.5%
Cheung Kong Infrastructure Holdings, Ltd.	2,824,500	8,164,766
Datang International Power Generation Co., Ltd. H Shares	10,516,000	7,311,899
Huaneng Power International, Inc. H Shares	10,774,000	7,144,470
Huaneng Power International, Inc. ADR	78,800	2,085,836

		24,706,971

Gas Utilities: 1.8%
Hong Kong & China Gas Co., Ltd.	4,501,400	9,882,295

Total Utilities		34,589,266

MATERIALS: 6.0%

Metals & Mining: 3.1%
China Shenhua Energy Co.,
Ltd. H Shares	9,067,000	16,753,338

Containers & Packaging: 1.9%
Nine Dragons Paper Holdings, Ltd. **	13,188,000	10,698,067

Construction Materials: 1.0%
China National Building Material Co., Ltd. H Shares	16,834,000	5,581,493

Total Materials		33,032,898

38     MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

CONSUMER STAPLES: 3.3%

Food & Staples Retailing: 2.0%
Lianhua Supermarket Holdings Co., Ltd. H Shares	10,324,000	$11,033,465

Beverages: 1.3%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	7,114,546

Total Consumer Staples		18,148,011

HEALTH CARE: 0.0%#

Health Care Equipment & Supplies: 0.0%#
Moulin Global Eyecare Holdings **,***	7,192,000	0

Total Health Care		0

TOTAL INVESTMENTS: 98.8%	$542,676,564
(Cost $416,246,189****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%	6,485,449

NET ASSETS: 100.0%	$549,162,013

*	As a percentage of net assets as of June 30, 2006

**	Non–income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $416,246,189 and net unrealized appreciation consists of:

Gross unrealized appreciation	$148,107,435
Gross unrealized depreciation	(21,677,060)

Net unrealized appreciation	$126,430,375

#	Amount is less than 0.1%

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com       39

MATTHEWS INDIA FUND
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
Andrew T. Foster
Co—Managers:
Mark W. Headley
Sharat Shroff
During the first six months of 2006, the Matthews India Fund gained 0.80%, while its benchmark, the Bombay Stock Exchange 100 Index, rose 7.17%.
India’s financial markets experienced pronounced volatility in the first half of the year. Between January and early May, stocks appreciated in very steady fashion, perhaps belying the risks inherent in the country—which, despite its recent progress, remains very much a developing economy. However, those early gains were quickly undone as a series of domestic and international events reversed the market’s direction. Stocks fell sharply, and by the middle of June, the market was nearly 10% lower than where it began the year. All segments of the market slumped, with liquidity and trading volumes also turning downward, particularly among smaller and mid-capitalization stocks. Led by a narrow group of large-cap stocks, the market recovered some ground in the final weeks of June, closing up approximately 7% for the year-to-date period.
The market’s correction was initially spurred by reports that the Indian government would re-instate a capital gains tax and introduce new taxes on foreign investors. Though these reports were subsequently denied by the government, they weighed heavily on market confidence. The downturn then accelerated as markets around the world priced in the likelihood of higher interest rates, led by the U.S. Federal Reserve and the Bank of Japan. In recent years, credit growth has played an important role in India’s economic expansion, and thus equities proved skittish at the prospect of higher borrowing costs.
Amidst the market’s pronounced volatility, the Fund’s performance was mixed and proved particularly weak in June. The Fund began the year on relatively strong footing, pacing much of the market’s gains through early May. However, as the global correction in markets accelerated in June, the Fund’s holdings in small and medium-sized companies fared poorly. Indian stocks rebounded in late June, but the Fund failed to keep pace, in part because the market’s recovery was very narrow in its scope. This narrowness was readily visible in the divergent performance of market indices designed to track companies of different size: The Sensex, which follows India’s 30 largest companies, was up nearly 13% in the first half of the year; in contrast, the BSE mid-cap index was down 1% over the same period, and the corresponding small-cap index fared worse, falling 10% though June.
From its inception, the Fund has placed deliberate emphasis on broad participation in the market. In practice, this has meant that the Fund has carried a weight of roughly 60% in medium-sized and smaller companies. This strategy has underperformed in the recent correction, particularly as the market has swung heavily in favor of large-capitalization issues. However, our investment research makes us firmly convinced that long-term shareholders will be well-served to invest beyond India’s largest 30 stocks.
A broader portfolio should yield diversification benefits over time. More importantly, we believe that much of India’s recent economic progress is directly attributable to the country’s efforts to deregulate its domestic markets, embrace trade and open itself to foreign competition. Our investment research suggests that most companies stand to benefit from these reforms but that the gains will accrue disproportionately to smaller and medium-sized companies, resulting in higher earnings growth for those companies. Smaller, entrepreneurial companies now have better access to capital than ever before, are less burdened by excessive regulation, and are no longer locked out of domestic markets due to government
40     MATTHEWS ASIAN FUNDS

JUNE 30, 2006
dictate. Conversely, if an economy of India’s size and potential is dominated by the same 30 corporations in ten years’ time, it will likely be due to a failure to sustain the very reforms that have been instrumental in delivering higher rates of economic growth.
The Fund’s biggest position, Dabur India, illustrates why the Fund has a dedicated exposure to small and medium-sized companies. Dabur is the fourth-largest producer of consumable goods in the country, with products such as packaged juice, toothpaste, shampoo and health supplements. Historically, Dabur has been known as a smaller company, with less than $500 million in annual sales. Nonetheless, it has produced earnings growth in excess of 20% over the past several years, despite regularly competing against larger multinationals with well-established, local joint ventures. Dabur’s growth has accelerated in spite of this competition because it has been able to tap into new domestic markets that regulations previously made inaccessible. Dabur’s continued success is by no means certain; yet we are convinced that India’s best opportunities lie among emerging, entrepreneurial companies like Dabur that are well-positioned to capitalize on the economy’s newfound openness.
A large portion of the Fund’s underperformance year-to-date was due to a substantial weighting in the financial services sector. Indian banks lagged the broader market in the first half of the year. Concerns have focused on the health of loan books, as well as the potential for banks to suffer losses on bond portfolios as interest rates rise. While we believe that such concerns are warranted, we do not find them so worrisome as to avoid the industry. Indeed, India’s banks are quite well run by regional standards and should weather any potential deterioration in credit relatively well. Moreover, India’s economy is in strong need of continued investment, much of which will be funded by bank loans; this should, in turn, give Indian banks an attractive and reasonably steady growth profile over time.
On June 26, Sharat Shroff, CFA, was named a co-manager of the Fund. Mr. Shroff joined Matthews International Capital Management, LLC in 2005, working as a regional equity analyst with a particular focus on the Indian market. He received his undergraduate degree from the Institute of Technology–BHU, one of India’s premier engineering universities. Following his graduation, Mr. Shroff ’s career included a stint at one of India’s largest consumer goods companies, followed by five years as an equity analyst at a major U.S. investment bank. Andrew Foster and Mark Headley remain in their positions as lead and co-managers of the Fund, respectively.
800.789.ASIA [2742] www.matthewsfunds.com     41

MATTHEWS INDIA FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MINDX
Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of Indian companies.
PORTFOLIO MANAGERS
Lead Manager: Andrew T. Foster
Co–Managers: Mark W. Headley and Sharat Shroff
PERFORMANCE AS OF JUNE 30, 20061

Fund Inception: 10/31/05	3MO	YTD	SINCE INCEPTION[2]
Matthews India Fund	–15.79%	0.80%	14.10%
Bombay Stock Exchange 100 Index[3]	–11.07%	7.17%	27.80%

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	Actual returns; not annualized.

[3]	The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.
OPERATING EXPENSES4

For the six months ended 6/30/06 (annualized)[5]	1.44%
For Fiscal Year 2005 (annualized)[7]	2.00%
PORTFOLIO TURNOVER 6

For the six months ended 6/30/06 (annualized)[5]	45.50%
For Fiscal Year 2005 (annualized)[7]	0.00%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[7]	Since Fund inception on 10/31/05.

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

India	99.3%
Cash and other	0.7%
SECTOR ALLOCATION8

Industrials	16.7%
Consumer Discretionary	15.3%
Financials	14.1%
Information Technology	13.0%
Consumer Staples	12.3%
Health Care	11.7%
Utilities	8.0%
Energy	4.4%
Telecommunications Services	3.8%
Cash and other	0.7%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	29.6%
Mid cap ($1–$5 billion)	38.2%
Small cap (under $1 billion)	31.5%
Cash and other	0.7%

[8]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$11.41	$392.0 million	2.00% within 90 calendar days	None
800.789.ASIA [2742] www.matthewsfunds.com       43

MATTHEWS INDIA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: INDIA: 95.5%*

	SHARES	VALUE
INDUSTRIALS: 16.4%

Industrial Conglomerates: 9.1%
Larsen & Toubro, Ltd.	190,040	$9,254,337
Jain Irrigation Systems, Ltd. **	1,698,600	8,031,825
Siemens India, Ltd.	354,722	6,835,179
MAX India, Ltd. **	297,895	5,077,285
Gati, Ltd.	2,538,321	4,021,949
Engineers India, Ltd.	198,252	2,253,588

		35,474,163

Machinery: 6.4%
Ashok Leyland, Ltd.	21,335,277	17,331,437
Tata Motors, Ltd.	445,538	7,691,917

		25,023,354

Airlines: 0.9%
Jet Airways India, Ltd.	280,474	3,592,735

Total Industrials		64,090,252

CONSUMER DISCRETIONARY: 15.3%

Media: 5.6%
ZEE Telefilms, Ltd.	1,543,908	8,066,618
Balaji Telefilms, Ltd. **	1,381,758	3,214,298
Television Eighteen India, Ltd. **	250,000	2,809,513
Inox Leisure, Ltd. **	959,544	2,631,243
Sun TV, Ltd. **	118,454	2,568,090
PVR, Ltd.	527,251	2,506,275

		21,796,037

Automobile: 3.4%
Bajaj Auto, Ltd.	113,722	6,789,604
Hero Honda Motors, Ltd.	391,007	6,740,285

		13,529,889

Textiles, Apparel & Luxury Goods: 2.5%
Titan Industries, Ltd.	394,589	5,098,203
Bata India, Ltd. **	1,173,500	4,517,873

		9,616,076

Hotels, Restaurants & Leisure: 1.9%
Indian Hotels Co., Ltd. **	240,820	5,986,239
Thomas Cook India, Ltd. ***	127,843	1,548,069

		7,534,308

Household Durables: 1.9%
Voltas, Ltd.	444,675	7,485,781

Total Consumer Discretionary		59,962,091

INFORMATION TECHNOLOGY: 13.0%

IT Services: 6.6%
Infosys Technologies, Ltd.	225,836	15,102,905
Wipro, Ltd.	965,435	10,764,684

		25,867,589

Internet Software & Services: 3.4%
Sify, Ltd. ADR **	1,215,900	12,134,682
Rediff.com India, Ltd. ADR **	80,200	1,186,960

		13,321,642

Software: 3.0%
I-Flex Solutions, Ltd.	477,607	11,665,271

Total Information Technology		50,854,502

CONSUMER STAPLES: 12.3%

Household Products: 9.7%
Dabur India, Ltd.	6,902,571	21,334,402
Hindustan Lever, Ltd.	2,107,269	10,483,709
Marico, Ltd.	640,972	6,134,759

		37,952,870

Food Products: 2.6%
Nestle India, Ltd.	327,145	7,078,312
Britannia Industries, Ltd.	122,459	3,188,216

		10,266,528

Total Consumer Staples		48,219,398

HEALTH CARE: 11.7%

Pharmaceuticals: 7.0%
Sun Pharmaceuticals Industries, Ltd.	810,825	13,872,434
Cipla, Ltd.	2,866,657	13,449,129

		27,321,563

Health Care Equipment & Supplies: 3.2%
Glenmark Pharmaceuticals, Ltd.	1,904,099	12,475,488

Health Care Providers & Services: 1.5%
Apollo Hospitals Enterprise, Ltd.	709,821	6,180,870

Total Health Care		45,977,921

44     MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

FINANCIALS: 10.6%

Commercial Banks: 9.4%
HDFC Bank, Ltd.	948,033	$16,389,810
UTI Bank, Ltd.	1,909,200	11,111,428
Corporation Bank	1,952,831	9,416,344

		36,917,582

Diversified Financials: 1.2%
Financial Technologies India, Ltd.	179,531	4,678,763

Total Financials		41,596,345

UTILITIES: 8.0%

Electric Utilities: 4.0%
CESC, Ltd.	2,905,120	15,957,968

Gas Utilities: 4.0%
GAIL India, Ltd.	2,787,201	15,561,469

Total Utilities		31,519,437

ENERGY: 4.4%

Oil & Gas: 4.4%
Reliance Industries, Ltd.	418,371	9,630,984
Chennai Petroleum Corp., Ltd.	1,915,245	7,444,246

		17,075,230

Total Energy		17,075,230

TELECOMMUNICATIONS SERVICES: 3.8%

Wireless Telecom Services: 3.8%
Bharti Tele-Ventures, Ltd. **	1,245,191	10,006,965
Reliance Communication Ventures, Ltd. **	940,755	5,088,945

		15,095,910

Total Telecommunications Services		15,095,910

TOTAL EQUITIES: INDIA
(Cost $414,783,931)		374,391,086

INTERNATIONAL DOLLAR BONDS: 3.8%*

	FACE AMOUNT	VALUE

FINANCIALS: 3.5%

Commercial Banks: 3.5%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$13,000,000	$13,845,000

Total Financials		13,845,000

INDUSTRIALS: 0.3%

Machinery: 0.3%
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	800,000	919,000

Total Industrials		919,000

TOTAL INTERNATIONAL DOLLAR BONDS
(Cost $15,623,192)		14,764,000

TOTAL INVESTMENTS: 99.3%		389,155,086
(Cost $430,407,123****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		2,893,219

NET ASSETS: 100.0%		$392,048,305

*	As a percentage of net assets as of June 30, 2006

**	Non–income producing security

***	Fair valued under the direction of the Board of Trustees

****	Cost of investments is $430,407,123 and net unrealized depreciation consists of:

Gross unrealized appreciation	$9,255,446
Gross unrealized depreciation	(50,507,483)

Net unrealized depreciation	$(41,252,037)

ADR	American Depositary Receipt

Cnv.	Convertible
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com     45

MATTHEWS JAPAN FUND
PORTFOLIO MANAGER COMMENTARY
Lead Manager:
Mark W. Headley
During the first six months of 2006, the Matthews Japan Fund fell 2.38%. In comparison, over the same period, the MSCI Developed Markets Japan Index rose 1.95% and the TOPIX fell 0.36%. The Lipper Japanese Funds category average fell 3.81%.
The market got off to a rocky start for the year with the collapse of one of the country’s highest-profile Internet companies, Livedoor, and it has struggled to find confidence as the year has progressed. Small companies in Japan have seen a sustained sell-off, and we are finding a number of interesting opportunities in this area.
The Fund saw generally positive returns from its financial holdings. The Fund’s largest holding, Sumitomo Trust, has performed well over the past 12 months and gives the portfolio exposure to the significant changes in Japan’s underdeveloped asset-management industry. A significant increase to the Fund’s holdings in the health care sector also generated positive returns. A long-term holding in Nintendo, one of Japan’s premier gaming companies, showed impressive performance during the period. Most of the losses suffered in the portfolio came from Internet-related companies that shook investors due to several corporate scandals involving the champions of new business models in Japan.
While some of the activities by Japan’s new entrepreneurial renegades undoubtedly bear close scrutiny, there is real question as to the motivation of authorities in launching investigations. Japan may well be witnessing something of a backlash against aggressive business practices that threaten its highly insulated and inefficient domestic economy. We do not believe that the current events can stop the spread of global business practices in Japan; however, a setback to the pace of change seems to have occurred. The information technology sector also showed some weakness during the period. During the period, the yen showed periods of weakness against the dollar but gained 2.83% over the period. The portfolio remains unhedged.
The Japanese economy has now enjoyed one of its longest periods of expansion since the end of World War II. Corporate spending by a reinvigorated private sector has helped stimulate activity, with employment and wage growth both showing strength. So far, the economy has maintained its growth momentum despite the steep increase in global commodity and energy prices. Japan remains largely dependent on foreign imports of oil, which presents a potential threat to future activity. Japan’s manufacturing sector is generally of a very high-value nature, so margin pressure due to commodity price increases has so far not been painful. The biggest question remains the resilience of Japan’s growing self-confidence in the face of uncertainty—both domestically and globally. The volatility of the market toward the end of the period reflected the fragility of Japanese confidence after so many years of failed recoveries. It is surprising that a market with such breadth and depth has exhibited a level of volatility that one might expect in Korea or India.
Shortly after the end of the reporting period, Japan’s central bank raised rates for the first time in six years, departing from the zero-interest policy it has been using to fight deflation. While deflationary forces remain at work in Japan’s restructuring process, the current level of growth justifies the rate move, and we certainly hope this marks the beginning of a more-normal era of economic activity. We remain confident that Japan’s banking system is stable and being driven by healthy market forces to greater levels of efficiency. We also find corporate management generally more proactive and responsive to minority shareholders. It is in such bottom-up forces of economic revitalization that we place our hopes for a profitable environment for Japanese equities in the years to come.
46     MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The coming quarter will see a political transition with a new prime minister being selected. It is unlikely that this will lead to major changes in domestic policy, and the major question seems to be whether or not the new prime minister will continue to visit the war shrine. Visits to this shrine by Prime Minister Koizumi, as well as words regarding certain rocks in the ocean, have outraged Japan’s neighbors, China and South Korea. So far, this political tension does not appear to have damaged the growing economic ties between these countries. It can be hoped, but is in no way assured, that a new prime minister will be able to avoid the difficult position in which Koizumi placed himself.
800.789.ASIA [2742] www.matthewsfunds.com     47

MATTHEWS JAPAN FUND
FUND AT A GLANCE
FUND DESCRIPTION
SYMBOL: MJFOX
Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.
PORTFOLIO MANAGER
Lead Manager: Mark W. Headley
PERFORMANCE AS OF JUNE 30, 2006 1

Fund Inception: 12/31/98				Average Annual Total Returns
						SINCE
	3 MO	YTD	1 YR	3 YRS	5 YRS	INCEPTION

Matthews Japan Fund	–7.01%	–2.38%	17.33%	26.20%	7.38%	10.27%
MSCI Developed Markets Japan Index[2]	–4.56%	1.95%	35.96%	25.19%	6.96%	5.51%
TOPIX [3]	–5.71%	–0.36%	31.77%	23.77%	6.88%	6.17%
Lipper Japanese Funds Category Average[4]	–7.90%	–3.81%	33.89%	23.72%	5.45%	6.43%

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC, Inc.

[3]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[4]	As of 6/30/06, the Lipper Japanese Funds Category Average consisted of 49 funds for the three-month period, 41 funds for the YTD and one-year periods, 37 funds for the three-year period, 33 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
OPERATING EXPENSES5

For the six months ended 6/30/06 (annualized)[6]	1.21%
For Fiscal Year 2005	1.28%
PORTFOLIO TURNOVER7

For the six months ended 6/30/06 (annualized)[6]	41.30%
For Fiscal Year 2005	20.88%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
48     MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

Japan	99.6%
Cash and other	0.4%
SECTOR ALLOCATION8

Consumer Discretionary	35.0%
Financials	23.7%
Information Technology	13.9%
Health Care	9.5%
Consumer Staples	6.6%
Industrials	6.4%
Materials	2.9%
Telecommunications Services	1.6%
Cash and other	0.4%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	65.4%
Mid cap ($1–$5 billion)	24.5%
Small cap (under $1 billion)	9.7%
Cash and other	0.4%

[8]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
$18.04	$399.3 million	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com     49

MATTHEWS JAPAN FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: JAPAN: 99.6%*

	SHARES	VALUE

CONSUMER DISCRITIONARY: 35.0%

Household Durables: 9.7%
Sekisui House, Ltd.	872,000	$11,970,570
Matsushita Electric Industrial Co., Ltd.	427,000	9,010,879
Sharp Corp.	550,000	8,689,270
Makita Corp.	207,000	6,547,885
Sony Corp. ADR	55,100	2,426,604

		38,645,208

Specialty Retail: 5.2%
Yamada Denki Co., Ltd.	118,500	12,084,018
Nitori Co., Ltd.	179,000	8,712,251

		20,796,269

Multiline Retail: 5.1%
Ryohin Keikaku Co., Ltd.	153,100	12,548,742
Don Quijote Co., Ltd.	349,500	7,909,865

		20,458,607

Hotels, Restaurants & Leisure: 4.7%
H.I.S. Co., Ltd.	329,500	9,501,486
Resorttrust, Inc.	320,440	9,296,232

		18,797,718

Automobiles: 4.0%
Toyota Motor Corp. ADR	76,300	7,980,217
Honda Motor Co., Ltd. ADR	249,900	7,951,818

		15,932,035

Internet & Catalog Retail: 3.8%
ASKUL Corp.	408,000	9,073,401
Rakuten, Inc.	10,207	6,064,977

		15,138,378

Leisure, Equipment & Product: 1.8%
Shimano, Inc.	229,300	7,012,845

Media: 0.7%
Usen Corp.	208,000	2,793,569

Total Consumer Discretionary		139,574,629

FINANCIALS: 23.7%

Commercial Banks: 11.2%
The Sumitomo Trust & Banking Co., Ltd.	1,525,000	16,657,200
Mizuho Financial Group, Inc.	1,310	11,092,188
The Chiba Bank, Ltd.	963,000	9,003,932
The Joyo Bank, Ltd.	1,329,000	8,059,472

		44,812,792

Insurance: 5.6%
T&D Holdings, Inc.	163,295	13,198,871
Sompo Japan Insurance, Inc.	657,000	9,185,599

		22,384,470

Capital Markets: 4.3%
Nomura Holdings, Inc.	478,000	8,959,367
Monex Beans Holdings, Inc.	8,735	8,243,446

		17,202,813

Consumer Finance: 2.6%
Credit Saison Co., Ltd.	217,200	10,286,823

Total Financials		94,686,898

INFORMATION TECHNOLOGY: 13.9%

Electronic Equipment & Instruments: 6.4%
Hoya Corp.	213,900	7,607,244
Nidec Corp.	78,400	5,617,616
Murata Manufacturing Co., Ltd.	77,200	5,012,199
Keyence Corp.	19,070	4,869,149
Horiba, Ltd.	67,600	2,232,856

		25,339,064

Software: 2.6%
Nintendo Co., Ltd.	61,815	10,370,919

Office Electronics: 2.5%
Canon, Inc. ADR	137,300	10,059,971

IT Services: 2.4%
NIWS Co. HQ, Ltd.	11,227	9,594,553

Total Information Technology		55,364,507

50     MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

HEALTH CARE: 9.5%

Health Care Equipment & Supplies: 6.9%
Sysmex Corp.	264,600	$12,208,039
Terumo Corp.	284,300	9,489,916
Nakanishi, Inc.	64,000	6,023,069

		27,721,024

Pharmaceuticals: 2.6%
Takeda Pharmaceutical Co., Ltd.	163,700	10,184,761

Total Health Care		37,905,785

CONSUMER STAPLES: 6.6%

Beverages: 3.1%
Ito En, Ltd.	337,200	12,345,928

Personal Products: 1.9%
Shiseido Co., Ltd.	380,000	7,454,561

Food Staples and Retailing: 1.0%
Seven & I Holdings Co., Ltd.	126,900	4,180,470

Food Products: 0.6%
Unicharm Petcare Corp.	51,900	2,222,213

Total Consumer Staples		26,203,172

INDUSTRIALS: 6.4%

Commercial Services & Supplies: 3.6%
Secom Co., Ltd.	199,000	9,407,462
Toppan Forms Co., Ltd.	234,300	2,983,005
Asia Securities Printing Co., Ltd.	225,600	2,134,960

		14,525,427

Air Freight & Logistics: 1.5%
Yamato Holdings Co., Ltd.	344,000	6,102,062

Building Products: 1.3%
TOTO, Ltd.	520,000	4,970,989

Total Industrials		25,598,478

MATERIALS: 2.9%

Chemicals: 2.9%
Teijin, Ltd.	1,082,000	6,864,138
Nitto Denko Corp.	69,000	4,913,929

		11,778,067

Total Materials		11,778,067

TELECOMMUNICATIONS SERVICES: 1.6%

Wireless Telecom Services: 1.6%
NTT DoCoMo, Inc.	4,451	6,534,149

Total Telecommunications Services		6,534,149

TOTAL INVESTMENTS: 99.6%		397,645,685
(Cost $351,971,083**)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.4%		1,646,916

NET ASSETS: 100.0%		$399,292,601

*	As a percentage of net assets as of June 30, 2006
**	Cost of investments is $351,971,083 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$63,425,886
	Gross unrealized depreciation	(17,751,284)

	Net unrealized appreciation	$45,674,602

ADR	American Depositary Receipt
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com     51

MATTHEWS KOREA FUND
PORTFOLIO MANAGER COMMENTARY
Co–Managers:
G. Paul Matthews
Mark W. Headley
For the first six months of 2006, the Matthews Korea Fund declined 1.26%, underperforming its benchmark KOSPI, which declined 0.10%, and the Lipper Pacific ex-Japan Funds category average, which gained 6.33%.
The Korean equity market was quite volatile during the first half of 2006. The market remained relatively flat until March, when it experienced a strong upturn due in part to positive earnings news from some companies. After hitting its peak in May, the market began to trend downward as higher oil prices, rising interest rates and rising geopolitical risks triggered a global emerging-markets sell-off. The Korean market is still categorized as an emerging market by MSCI, and Korea was no exception amid emerging-markets weakness. Despite concerns over a strong currency, however, exports remained healthy, and the overall growth of the economy met official forecasts.
Politics made headlines during the reporting period as well. A major election resulted in an unprecedented landslide victory for the main opposition Grand National Party, and the approval rating of South Korea’s president, Roh Moo-hyun, and his team fell to an all-time low. We believe that while the local election results are a significant event, they are not likely to have an immediate impact on the country’s current economic policies.
The Fund’s underperformance of the KOSPI during the period was primarily due to its overweight positions in the health care and consumer discretionary sectors. The health care sector had been outperforming the KOSPI during the past three-year period by a large margin but corrected during the first six months of 2006. The consumer discretionary sector was impacted by rising interest rates and oil prices. We believe that the long-term prospects of the health care and consumer discretionary sectors in South Korea remain attractive, and both sectors continue to represent an important part of the portfolio.
Among sectors, telecommunications services made the largest contribution to Fund performance. The sector, which underperformed at the beginning of the year, began to outperform as the general volatility in the market picked up and the sector’s valuations and relatively stable earnings structure became attractive. The Fund increased its weighting in telecommunications during the first three months of the year, which helped performance. The second-highest contributing sector to the Fund was energy. Financials also made a positive contribution for the period: News of Korea’s largest bank, Kookmin Bank, being selected as the preferred bidder for Korea Exchange Bank, Korea’s leading foreign-exchange bank, contributed to positive performance in this sector. If the deal goes as planned, it would be South Korea’s largest acquisition based on current market valuations.
On a company basis, NHN was the largest contributor to the Fund. The company is a dominant player in South Korea’s Internet sector, capturing more than half of the Internet search market and about a third of the casual gaming sector. NHN has been expanding into Japan, China and the United States, leveraging its experience and know-how gained in the Korean market. South Korea’s Internet sector remains one of the most vibrant in the region, helped by the high penetration rate of broadband access throughout the country. SK Telecom, a wireless telecommunications services company, was the second-highest contributor to the Fund.
Hanmi Pharmaceutical, which has been one of the best-performing companies and the second-largest contributor to Fund performance last year, corrected during the period, becoming the Fund’s worst performer during the period. Small-cap companies in general underperformed the broader index and hurt Fund performance.
52       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
Exports remain a significant component of the Korean economy, and further strengthening of Korea’s currency remains a concern for the market. The tensions between North and South Korea also continue to be a key risk for the South Korean market as well as for the overall Asia Pacific region.
The Fund added to select positions in the consumer discretionary, information technology and health care sectors during the period. The Fund remains focused on industries poised to benefit from deregulating markets and rising domestic consumption in primarily three sectors: consumer, financials and technology.
800.789.ASIA [2742] www.matthewsfunds.com      53

MATTHEWS KOREA FUND
FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MAKOX
Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.
PORTFOLIO MANAGERS
Co–Managers: G. Paul Matthews and Mark W. Headley
PERFORMANCE AS OF JUNE 30, 20061

				Average Annual Total Returns
							SINCE
Fund Inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	INCEPTION

Matthews Korea Fund	–5.56%	–1.26%	40.57%	32.77%	29.71%	9.72%	5.88%
KOSPI[2]	–2.44%	–0.10%	40.23%	34.73%	25.16%	3.74%	1.11%
Lipper Pacific ex-Japan Funds Category Avg[3]	–2.24%	6.33%	27.95%	28.12%	17.71%	4.76%	5.75%[4]

[1]	Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[2]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC, Inc.

[3]	As of 6/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 51 funds for the three-month, YTD and one-year periods; 48 funds for the three-year period; 44 funds for the five-year period; 25 funds for the 10-year period; and 15 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Calculated from 12/31/94.
OPERATING EXPENSES5

For the six months ended 6/30/06 (annualized)[6]	1.28%
For Fiscal Year 2005	1.35%
PORTFOLIO TURNOVER7

For the six months ended 6/30/06 (annualized)[6]	35.92%
For Fiscal Year 2005	10.13%

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
54     MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2006, UNLESS OTHERWISE NOTED
COUNTRY ALLOCATION

South Korea	100.1%
Cash and other	–0.1%
SECTOR ALLOCATION8

Information Technology	21.5%
Financials	20.3%
Consumer Staples	14.6%
Telecommunications Services	13.1%
Consumer Discretionary	12.2%
Health Care	10.6%
Industrials	3.4%
Energy	2.6%
Utilities	1.3%
Materials	0.5%
Cash and other	–0.1%
MARKET CAP EXPOSURE

Large cap (over $5 billion)	52.2%
Mid cap ($1–$5 billion)	26.9%
Small cap (under $1 billion)	21.0%
Cash and other	–0.1%

[8]	Please note that due to recent revisions in the accepted MSCI Global Industry Classification Standard (GICS), some sector weightings have changed appreciably from the previous quarterly report. These changes are due not only to turnover in the portfolio but also the manner in which individual companies are classified.

NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

$6.29	$261.7 million	2.00% within 90 calendar days	None
GROWTH OF A $10,000 INVESTMENT
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.
800.789.ASIA [2742] www.matthewsfunds.com     55

MATTHEWS KOREA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
EQUITIES: SOUTH KOREA: 97.2%*

	SHARES	VALUE

FINANCIALS: 20.3%

Commercial Banks: 13.4%
Hana Financial Group, Inc.	268,280	$12,611,634
Kookmin Bank	147,702	12,143,089
Shinhan Financial Group Co., Ltd.	174,222	8,171,678
Kookmin Bank ADR	25,739	2,137,881

		35,064,282

Capital Markets: 4.0%
Samsung Securities Co., Ltd.	161,725	8,710,564
Kiwoom.com Securities Co., Ltd.	67,214	1,806,542

		10,517,106

Insurance: 2.9%
Samsung Fire & Marine
Insurance Co., Ltd.	56,843	7,638,980

Total Financials		53,220,368

INFORMATION TECHNOLOGY: 18.6%

Semiconductors & Semiconductor Equipment: 9.6%
Samsung Electronics Co., Ltd.	36,671	23,307,102
Samsung Electronics Co., Ltd., Pfd.	3,620	1,766,598

		25,073,700

Internet Software & Services: 5.1%
NHN Corp.**	35,209	12,246,609
CDNetworks Co., Ltd. **	29,305	1,051,737

		13,298,346

Software: 2.4%
NCSoft Corp. **	71,546	4,109,889
WiderThan Co., Ltd. ADR **	230,700	2,373,903

		6,483,792

Office Electronics: 0.9%
Sindo Ricoh Co., Ltd.	47,126	2,265,028

Electronic Equipment & Instruments: 0.6%
Daeduck GDS Co., Ltd.	164,500	1,546,603

Total Information Technology		48,667,469

CONSUMER STAPLES: 14.6%

Food Products: 7.5%
Orion Corp.	26,408	7,181,306
Nong Shim Co., Ltd.	22,360	5,891,963
CJ Corp.	46,811	5,131,324
Pulmuone Co., Ltd.	43,510	1,380,396

		19,584,989

Personal Products: 3.8%
Amorepacific Corp. **	18,959	8,183,025
Pacific Corp. ***	11,571	1,902,583

		10,085,608

Beverages: 2.1%
Hite Brewery Co., Ltd.	53,901	5,391,520

Food & Staples Retailing: 1.2%
Shinsegae Food Co., Ltd.	67,610	3,164,041

Total Consumer Staples		38,226,158

TELECOMMUNICATIONS SERVICES: 13.1%

Wireless Telecom Services: 8.6%
SK Telecom Co., Ltd.	72,745	15,641,613
KT Freetel Co., Ltd.	114,001	3,568,727
SK Telecom Co., Ltd. ADR	142,300	3,332,666

		22,543,006

Diversified Telecom Services: 4.5%
KT Corp.	196,970	8,127,932
KT Corp. ADR	163,600	3,509,220

		11,637,152

Total Telecommunications Services		34,180,158

CONSUMER DISCRETIONARY: 12.2%

Automobiles: 4.0%
Hyundai Motor Co.	86,641	7,360,490
Hyundai Motor Co., Pfd.	61,710	2,998,504

		10,358,994

Media: 3.2%
Cheil Communications, Inc.	23,079	4,609,719
IHQ, Inc. **	489,490	3,817,893

		8,427,612

56          MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	SHARES	VALUE

Multiline Retail: 3.0%
Hyundai Department Store Co., Ltd.	65,280	$5,043,504
Taegu Department Store Co., Ltd.	133,110	1,950,176
Lotte Shopping Co., Ltd.	2,363	919,048

		7,912,728

Internet & Catalog Retail: 1.8%
GS Home Shopping, Inc.	63,279	4,768,852

Textiles, Apparel & Luxury Goods: 0.2%
Handsome Co., Ltd.	29,649	492,197

Total Consumer Discretionary		31,960,383

HEALTH CARE: 10.6%

Pharmaceuticals: 10.6%
Hanmi Pharm Co., Ltd.	69,168	6,925,913
Yuhan Corp.	42,159	6,465,491
LG Life Sciences, Ltd. **	118,950	5,384,878
Daewoong Pharmaceutical Co., Ltd.	120,260	4,601,252
Dong-A Pharmaceutical Co., Ltd.	69,410	4,265,194

		27,642,728

Total Health Care		27,642,728

INDUSTRIALS: 3.4%

Commercial Services & Supplies: 2.4%
S1 Corp.	142,885	6,415,706

Construction & Engineering: 1.0%
Tae Young Corp.	40,440	2,531,896

Total Industrials		8,947,602

ENERGY: 2.6%

Oil, Gas & Consumable Fuels: 2.6%
GS Holdings Corp.	215,960	6,783,250

Total Energy		6,783,250

UTILITIES: 1.3%

Electric Utilities: 1.3%
Korea Electric Power Corp.	93,870	3,477,766

Total Utilities		3,477,766

MATERIALS: 0.5%

Chemicals: 0.5%
LG Chem, Ltd.	33,680	1,171,478

Total Materials		1,171,478

TOTAL EQUITIES: SOUTH KOREA
(Cost $165,200,302)		254,277,360

INTERNATIONAL DOLLAR BONDS: 2.9%*

	FACE AMOUNT	VALUE

INFORMATION TECHNOLOGY: 2.9%

Electronic Equipment & Instruments: 2.9%
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	$7,400,000	$7,649,750

Total Information Technology		7,649,750

TOTAL INTERNATIONAL DOLLAR BONDS
(Cost $7,924,622)		7,649,750

TOTAL INVESTMENTS: 100.1%		261,927,110
(Cost $173,124,924****)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: -0.1%		(212,385)

NET ASSETS: 100.0%		$261,714,725

*	As a percentage of net assets as of June 30, 2006

**	Non–income producing security

***	Fair valued under the direction of the Board of Trustees

****	Cost of investments is $173,124,924 and net unrealized appreciation consists of:

Gross unrealized appreciation	$93,048,079
Gross unrealized depreciation	$(4,245,893)

Net unrealized appreciation	$88,802,186

ADR	American Depositary Receipt

Cnv.	Convertible

GDS	Global Depositary Shares

Pfd.	Preferred
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com           57

DISCLOSURE OF FUND EXPENSES (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates your fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.
You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.
For more information on this policy, please see the Funds’ prospectus.

58 MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Operating
				Expenses Paid
	Beginning Account	Ending Account	Expense	During Period
	Value 1/1/06	Value 6/30/06	Ratio [1]	1/1/06 - 6/30/06[2]
Matthews Asia Pacific Fund

Actual Fund Return	$1,000.00	$1,028.90	1.22%	$6.21
Hypothetical 5% Return	$1,000.00	$1,018.95	1.22%	$6.17

Matthews Pacific Tiger Fund

Actual Fund Return	$1,000.00	$1,040.50	1.19%	$6.09
Hypothetical 5% Return	$1,000.00	$1,019.10	1.19%	$6.02

Matthews Asian Growth and Income Fund

Actual Fund Return	$1,000.00	$1,071.00	1.19%	$6.18
Hypothetical 5% Return	$1,000.00	$1,019.10	1.19%	$6.02

Matthews Asian Technology Fund

Actual Fund Return	$1,000.00	$1,013.80	1.38%	$6.97
Hypothetical 5% Return	$1,000.00	$1,018.15	1.38%	$6.98

Matthews China Fund

Actual Fund Return	$1,000.00	$1,197.20	1.25%	$6.89
Hypothetical 5% Return	$1,000.00	$1,018.80	1.25%	$6.33

Matthews India Fund

Actual Fund Return	$1,000.00	$1,008.00	1.44%	$7.25
Hypothetical 5% Return	$1,000.00	$1,017.85	1.44%	$7.28

Matthews Japan Fund

Actual Fund Return	$1,000.00	$976.20	1.21%	$5.99
Hypothetical 5% Return	$1,000.00	$1,019.00	1.21%	$6.12

Matthews Korea Fund

Actual Fund Return	$1,000.00	$987.40	1.28%	$6.38
Hypothetical 5% Return	$1,000.00	$1,018.65	1.28%	$6.48

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]	Operating Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multi-plied by the number of days in the most recent fiscal half-year, then divided by 365.

800.789.ASIA [2742] www.matthewsfunds.com	59

STATEMENTS OF ASSETS AND LIABILITIES
UNAUDITED

	Matthews	Matthews	Matthews
	Asia Pacific	Pacific Tiger	Asian Growth and
	Fund	Fund	Income Fund
Assets:

Investments at value (A) (Note 1-A)	$393,097,866	$2,724,540,142	$1,764,909,561
Cash	—	—	1,918,633
Foreign currency at value (B)	729,299	24,777,136	113
Dividends and interest receivable	1,350,356	4,970,512	3,730,959
Receivable for securities sold	3,950,149	837,552	4,429,651
Receivable for capital shares sold	2,692,993	5,771,533	3,457,592
Prepaid expenses and other assets	14,930	51,902	24,785

Total assets	401,835,593	2,760,948,777	1,778,471,294

Liabilities:
Payable for securities purchased	—	13,810,816	2,385,859
Payable for capital shares redeemed	480,921	4,179,839	2,794,901
Cash overdraft	3,880,782	4,234,163	—
Administration and accounting fees payable	14,494	80,750	59,631
Transfer agent fees payable	8,070	65,388	41,385
Custodian fees payable	67,765	668,039	261,043
Due to Advisor (Note 2)	236,686	1,629,323	1,071,839
Administration and shareholder servicing fees payable	66,764	459,608	302,358
Accrued expenses payable	24,518	359,348	226,801

Total liabilities	4,780,000	25,487,274	7,143,817

Net Assets	$397,055,593	$2,735,461,503	$1,771,327,477

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	25,917,774	136,400,907	97,704,472

Net asset value, offering price and redemption price	$15.32	$20.05	$18.13

Net Assets Consist of:

Capital paid-in	$344,164,183	$2,198,321,722	$1,284,355,299
Accumulated undistributed net investment income (loss)	1,649,423	19,781,991	(9,367,817)
Accumulated net realized gain (loss) on investments	7,891,993	41,052,585	124,983,860
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	43,349,994	476,305,205	371,356,135

Net Assets	$397,055,593	$2,735,461,503	$1,771,327,477

(A) Investments at cost	$349,758,165	$2,248,421,120	$1,393,572,046

(B) Foreign currency at cost	$738,575	$24,610,999	$124

See accompanying notes to financial statements.
60      MATTHEWS ASIAN FUNDS

JUNE 30, 2006

Matthews
Asian Technolgy	Matthews	Matthews	Matthews	Matthews
Fund	China Fund	India Fund	Japan Fund	Korea Fund
$81,728,084	$542,676,564	$389,155,086	$397,645,685	$261,927,110
480,379	1,959,036	—	—	—
388	26	8,047,218	—	—
197,405	2,280,181	791,258	1,498,091	70,327
—	2,071,083	182,960	2,001,322	515,425
319,512	1,508,932	2,984,276	739,741	228,368
4,413	13,289	27,753	20,808	24,482

82,730,181	550,509,111	401,188,551	401,905,647	262,765,712

196,627	164,207	1,140,447	—	—
38,330	592,238	999,349	1,322,433	462,408
—	—	6,436,613	903,672	231,499
3,900	20,278	11,581	13,002	9,521
2,025	17,320	—	5,813	11,700
25,681	91,476	231,126	29,947	84,635
49,902	324,338	228,360	241,839	162,029
14,074	91,485	64,408	68,217	45,697
7,385	45,756	28,362	28,123	43,498

337,924	1,347,098	9,140,246	2,613,046	1,050,987

$82,392,257	$549,162,013	$392,048,305	$399,292,601	$261,714,725

12,444,520	31,087,025	34,371,746	22,139,452	41,595,945

$6.62	$17.67	$11.41	$18.04	$6.29

$86,461,086	$427,467,283	$433,506,175	$353,642,447	$139,027,903
(2,990)	4,389,536	(533,945)	(1,260,794)	1,082,284
(13,122,851)	(9,121,914)	354,723	1,191,207	32,798,122

9,057,012	126,427,108	(41,278,648)	45,719,741	88,806,416

$82,392,257	$549,162,013	$392,048,305	$399,292,601	$261,714,725

$72,673,121	$416,246,189	$430,407,123	$351,971,083	$173,124,924

$389	$26	$8,069,663	$0	$0

800.789.ASIA [2742] www.matthews funds.com     61

STATEMENTS OF OPERATIONS
UNAUDITED

	Matthews	Matthews	Matthews
	Asia Pacific	Pacific Tiger	Asian Growth and
	Fund	Fund	Income Fund
Investment Income:
Dividends	$4,098,000	$37,587,618	$27,805,640
Interest	23,701	270,642	6,020,961
Foreign witholding tax	(258,130)	(2,656,016)	(1,547,763)

Total investment income	3,863,571	35,202,244	32,278,838

Expenses:
Investment advisory fees (Note 2)	1,302,728	9,262,217	6,387,914
Transfer agent fees	251,896	1,533,624	1,225,903
Administration and accounting fees	69,668	422,347	299,083
Professional fees	13,346	41,366	31,397
Custodian fees	103,509	913,461	376,123
Trustees fees	8,098	57,628	39,398
Administration and shareholder servicing fees (Note 2)	479,083	3,331,040	2,402,993
Insurance fees	3,098	22,062	20,459
Printing fees	31,723	195,875	139,728
Registration fees	22,216	55,224	26,020
Organization fees (Note 1 - F)	—	—	—
Recoupment of past waived fees (Note 2)	—	—	—
Other expenses	1,973	12,768	10,599

Total expenses	2,287,338	15,847,612	10,959,617

Advisory fees waived, shareholder servicing fees waived, and expenses waived or reimbursed (Note 2)	(30,155)	(205,061)	(142,703)

Net expenses	2,257,183	15,642,551	10,816,914

Net Investment Income (Loss)	1,606,388	19,559,693	21,461,924

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions:
Net realized gain (loss) on investments	8,383,254	44,684,910	103,027,027
Net realized gain (loss) on foreign currency related transactions	(57,027)	(569,682)	115,056
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(8,350,095)	(2,227,318)	(5,550,848)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(23,868)	41,887,910	97,591,235

Net Increase (Decrease) in Net Assets from Operations	$1,582,520	$61,447,603	$119,053,159

See accompanying notes to financial statements.
62      MATTHEWS ASIAN FUNDS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

Matthews
Asian Technolgy	Matthews	Matthews	Matthews	Matthews
Fund	China Fund	India Fund	Japan Fund	Korea Fund
636,723	$7,541,774	$1,636,107	$2,488,572	$3,333,101
—	36,652	210,976	7,478	136,947
(58,059)	—	(4,736)	(174,146)	(549,967)

578,664	7,578,426	1,842,347	2,321,904	2,920,081

293,736	1,800,472	1,160,800	1,437,687	1,122,458
73,534	418,252	225,457	297,097	248,857
19,850	89,922	57,620	71,063	57,110
9,802	15,091	12,742	13,832	12,743
48,497	131,945	421,855	46,957	130,184
1,827	11,236	7,551	8,875	6,866
505	4,898	154	3,700	2,645
12,121	78,593	20,892	42,451	35,596
14,126	15,895	15,984	28,270	24,707
—	—	22,617	—	—
—	—	37,688	—	—
1,461	2,151	1,353	1,724	1,351

585,387	3,229,913	2,402,645	2,493,830	2,060,214

(7,997)	(41,023)	(26,353)	(33,213)	(26,365)

577,390	3,188,890	2,376,292	2,460,617	2,033,849

1,274	4,389,536	(533,945)	(138,713)	886,232

852,867	(2,389,947)	744,175	8,754,756	28,791,594

(90,282)	(6,117)	(389,452)	18,468	(309,665)

(2,148,099)	71,022,441	(45,248,915)	(22,141,061)	(36,303,367)

(1,385,514)	68,626,377	(44,894,192)	(13,367,837)	(7,821,438)

($1,384,240)	$73,015,913	($45,428,137)	($13,506,550)	($6,935,206)

800.789.ASIA [2742] www.matthewsfunds.com     63

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period
Matthews Asia Pacific Fund	Ended June 30, 2006	Year Ended
	(unaudited)	December 31, 2005
Operations:
Net investment income	$1,606,388	$1,213,594
Net realized gain (loss) on investments and foreign currency related transactions	8,326,227	(477,830)
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(8,350,095)	37,566,097

Net increase in net assets resulting from operations	1,582,520	38,301,861

Dividends and Distributions to Shareholders from:
Net investment income	—	(1,053,313)
Realized gains on investments	—	(48,385)

Net decrease in net assets resulting from distributions	—	(1,101,698)

Capital Share Transactions (net) (Note 1-K):	110,303,971	135,926,407

Total increase in net assets	111,886,491	173,126,570

Net Assets:
Beginning of period	285,169,102	112,042,532

End of period (including undistributed net investment income of $1,649,423 and $43,035, respectively)	$397,055,593	$285,169,102

See accompanying notes to financial statements.

	Six-Month Period
Matthews Pacific Tiger Fund	Ended June 30, 2006	Year Ended
	(unaudited)	December 31, 2005
Operations:
Net investment income	$19,559,693	$14,043,334
Net realized gain on investments and foreign currency related transactions	44,115,228	5,049,156
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(2,227,318)	274,611,888

Net increase in net assets resulting from operations	61,447,603	293,704,378

Dividends and Distributions to Shareholders from:
Net investment income	—	(12,355,691)
Realized gains on investments	—	(8,654,067)

Net decrease in net assets resulting from distributions	—	(21,009,758)

Capital Share Transactions (net) (Note 1-K):	642,018,439	904,148,128

Total increase in net assets	703,466,042	1,176,842,748

Net Assets:
Beginning of period	2,031,995,461	855,152,713

End of period (including undistributed net investment income of $19,781,991 and $222,298,respectively)	$2,735,461,503	$2,031,995,461

See accompanying notes to financial statements.
64      MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	Six-Month Period
	Ended June 30, 2006	Year Ended
Matthews Asian Growth and Income Fund	(unaudited)	December 31, 2005
Operations:
Net investment income	$21,461,924	$37,964,452
Net realized gain on investments and foreign currency related transactions	103,142,083	92,232,014
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(5,550,848)	89,027,670

Net increase in net assets resulting from operations	119,053,159	219,224,136

Dividends and Distributions to Shareholders from:
Net investment income	(21,188,655)	(38,487,669)
Realized gains on investments	—	(67,173,297)

Net decrease in net assets resulting from distributions	(21,188,655)	(105,660,966)

Capital Share Transactions (net) (Note 1-K):	(3,095,658)	326,504,173

Total increase in net assets	94,768,846	440,067,343

Net Assets:
Beginning of period	1,676,558,631	1,236,491,288

End of period (including undistributed net investment loss of $9,367,817 and $9,641,086, respectively)	$1,771,327,477	$1,676,558,631

See accompanying notes to financial statements.

	Six-Month Period
	Ended June 30, 2006	Year Ended
Matthews Asian Technology Fund	(unaudited)	December 31, 2005
Operations:
Net investment income	$1,274	$30,623
Net realized gain on investments and foreign currency related transactions	762,585	1,205,020
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(2,148,099)	6,171,595

Net increase (decrease) in net assets resulting from operations	(1,384,240)	7,407,238

Dividends and Distributions to Shareholders from:
Net investment income	—	—
Realized gains on investments	—	—

Net decrease in net assets resulting from distributions	—	—

Capital Share Transactions (net) (Note 1-K):	33,350,564	4,153,272

Total increase in net assets	31,966,324	11,560,510

Net Assets:
Beginning of period	50,425,933	38,865,423

End of period (including undistributed net investment loss of $2,990 and $4,264, respectively)	$82,392,257	$50,425,933

See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com      65

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period
	Ended June 30, 2006	Year Ended
Matthews China Fund	(unaudited)	December 31, 2005
Operations:
Net investment income	$4,389,536	$5,647,001
Net realized loss on investments and foreign currency related transactions	(2,396,064)	(4,195,590)
Net change in unrealized appreciation on investments and foreign currency related transactions	71,022,441	24,074,886

Net increase in net assets resulting from operations	73,015,913	25,526,297

Dividends and Distributions to Shareholders from:
Net investment income	—	(5,680,685)
Realized gains on investments	—	—

Net decrease in net assets resulting from distributions	—	(5,680,685)

Capital Share Transactions (net) (Note 1-K):	87,196,150	(11,017,132)

Total increase in net assets	160,212,063	8,828,480

Net Assets:
Beginning of period	388,949,950	380,121,470

End of period (including undistributed net investment income of $4,389,536 and $0, respectively)	$$549,162,013	$388,949,950

See accompanying notes to financial statements.

	Six-Month Period
	Ended June 30, 2006	Period Ended
Matthews India Fund	(unaudited)	December 31, 2005[1]
Operations:
Net investment loss	($533,945)	($60,918)
Net realized gain on investments and foreign currency related transactions	354,723	310
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(45,248,915)	4,273,432
Deferred taxes on unrealized appreciation	—	(303,165)

Net increase (decrease) in net assets resulting from operations	(45,428,137)	3,909,659

Dividends and Distributions to Shareholders from:
Net investment income	—	—
Realized gains on investments	—	—

Net decrease in net assets resulting from distributions	—	—

Capital Share Transactions (net) (Note 1-K):	356,579,130	76,987,653

Total increase in net assets	311,150,993	80,897,312

Net Assets:
Beginning of period	80,897,312	—

End of period (including undistributed net investment income (loss) of ($533,945) and $0, respectively)	$392,048,305	$80,897,312

[1]	The Matthews India Fund commenced operations on October 31, 2005.
See accompanying notes to financial statements.
66      MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	Six-Month Period
	Ended June 30, 2006	Year Ended
Matthews Japan Fund	(unaudited)	December 31, 2005
Operations:
Net investment loss	($138,713)	($226,809)
Net realized gain (loss) on investments and foreign currency related transactions	8,773,224	(4,014,806)
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(22,141,061)	45,529,741

Net increase (decrease) in net assets resulting from operations	(13,506,550)	41,288,126

Dividends and Distributions to Shareholders from:
Net investment income	—	(575,739)
Realized gains on investments	—	—

Net decrease in net assets resulting from distributions	—	(575,739)

Capital Share Transactions (net) (Note 1-K):	45,180,782	126,424,097

Total increase in net assets	31,674,232	167,136,484

Net Assets:
Beginning of period	367,618,369	200,481,885

End of period (including undistributed net investment loss of $1,260,794 and $1,122,081, respectively)	$399,292,601	$367,618,369

See accompanying notes to financial statements.

	Six-Month Period
	Ended June 30, 2006	Year Ended
Matthews Korea Fund	(unaudited)	December 31, 2005
Operations:
Net investment income	$886,232	$463,123
Net realized gain on investments and foreign currency related transactions	28,481,929	5,986,111
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(36,303,367)	76,936,475

Net increase (decrease) in net assets resulting from operations	(6,935,206)	83,385,709

Dividends and Distributions to Shareholders from:
Net investment income	—	—
Realized gains on investments	—	(4,283,754)

Net decrease in net assets resulting from distributions	—	(4,283,754)

Capital Share Transactions (net) (Note 1-K):	(1,275,283)	63,028,808

Total increase (decrease) in net assets	(8,210,489)	142,130,763

Net Assets:
Beginning of period	269,925,214	127,794,451

End of period (including undistributed net investment income of $1,082,284 and $196,052, respectively)	$261,714,725	$269,925,214

See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com       67

FINANCIAL HIGHLIGHTS
MATTHEWS ASIA PACIFIC FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended	Period Ended
	June 30, 2006	December	December	August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004[2]
Net Asset Value, beginning of period	$14.89	$12.58	$10.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.06	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	0.37	2.30	1.93	0.66

Total from investment operations	0.43	2.37	1.92	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.02)	—
Net realized gains on investments	—	—	(0.02)	—

Total distributions	—	(0.06)	(0.04)	—

Paid-in capital from redemption fees (Note 1-K)	— [3]	— [3]	—[3]	0.02

Net Asset Value, end of period	$15.32	$14.89	$12.58	$10.70

TOTAL RETURN	2.89%[4]	18.84%	18.00%[4]	7.00%[4]

RATIOS/SUPLEMENTAL DATA
Net assets, end of period (in 000’s)	$397,056	$285,169	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.24%[5]	1.35%	1.52%[5]	1.67%[5]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.22%[5]	1.34%	1.51%[5]	1.66%[5]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.85%[5]	0.66%	(0.31%)[5]	0.38%[5]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.87%[5]	0.67%	(0.30%)[5]	0.39%[5]

Portfolio turnover	18.71%[4]	15.84%	1.28%[4]	10.75%[4]

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

[3]	Less than $0.01 per share.

[4]	Not annualized.

[5]	Annualized.
See accompanying notes to financial statements.
68      MATTHEWS ASIAN FUNDS

MATTHEWS PACIFIC TIGER FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$19.27	$15.90	$13.22	$11.20	$8.54	$7.91	$12.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.14	0.14	(0.01)	0.09	0.07	(0.01)	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.64	3.43	3.00	1.95	2.58	0.66	(3.37)

Total from investment operations	0.78	3.57	2.99	2.04	2.65	0.65	(3.35)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.12)	(0.10)	(0.04)	—	(0.01)	(0.31)
Net realized gains on investments	—	(0.09)	(0.21)	—	—	(0.03)	(0.84)

Total distributions	—	(0.21)	(0.31)	(0.04)	—	(0.04)	(1.15)

Paid-in capital from redemption fees (Note 1-K)	— [2]	0.01	— [2]	0.02	0.01	0.02	0.06

Net Asset Value, end of period	$20.05	$19.27	$15.90	$13.22	$11.20	$8.54	$7.91

TOTAL RETURN	4.05%[3]	22.51%	22.69%[3]	18.45%	31.15%	8.44%	(27.46%)

RATIOS/SUPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,735,462	$2,031,995	$855,153	$587,133	$229,467	$114,798	$76,503

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.21%[4]	1.31%	1.39%[4]	1.50%	1.75%	1.79%	1.90%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%[4]	1.31%	1.36%[4]	1.48%	1.75%	1.87%	1.90%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	1.47%[4]	1.10%	(0.19%)[4]	0.93%	1.04%	(0.17%)	0.67%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.49%[4]	1.10%	(0.16%)[4]	0.95%	1.04%	(0.09%)	0.67%

Portfolio turnover	6.86%[3]	3.03%	3.82%[3]	15.16%	28.24%	57.00%	63.59%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com       69

FINANCIAL HIGHLIGHTS
MATTHEWS ASIAN GROWTH AND INCOME FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$17.14	$15.82	$14.65	$12.21	$10.71	$9.08	$10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.22	0.45	0.11	0.32	0.23	0.18	0.54
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.99	2.02	1.83	2.56	1.61	1.70	(0.49)

Total from investment operations	1.21	2.47	1.94	2.88	1.84	1.88	0.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.43)	(0.38)	(0.25)	(0.20)	(0.27)	(0.60)
Net realized gains on investments	—	(0.72)	(0.39)	(0.20)	(0.15)	—	(0.88)

Total distributions	(0.22)	(1.15)	(0.77)	(0.45)	(0.35)	(0.27)	(1.48)

Paid-in capital from redemption fees (Note 1-K)	— [2]	— [2]	— [2]	0.01	0.01	0.02	0.01

Net Asset Value, end of period	$18.13	$17.14	$15.82	$14.65	$12.21	$10.71	$9.08

TOTAL RETURN	7.10%[3]	15.76%	13.32%[3]	23.99%	17.81%	21.11%	1.15%

RATIOS/SUPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,771,327	$1,676,559	$1,236,491	$1,007,187	$533,302	$152,681	$24,447

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.21%[4]	1.28%	1.35%[4]	1.45%	1.69%	1.77%	1.90%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%[4]	1.27%	1.31%[4]	1.44%	1.69%	1.79%	1.90%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	2.35%[4]	2.59%	2.15%[4]	2.27%	2.69%	2.13%	7.71%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.37%[4]	2.60%	2.19%[4]	2.28%	2.69%	2.11%	7.71%

Portfolio turnover	12.96%[3]	20.16%	7.32%[3]	17.46%	13.33%	32.37%	33.94%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.
See accompanying notes to financial statements.
70      MATTHEWS ASIAN FUNDS

JUNE 30, 2006
MATTHEWS ASIAN TECHNOLOGY FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31,2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$6.53	$5.45	$4.83	$4.30	$3.13	$3.53	$7.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment income (loss)	—	—	(0.02)	(0.02)	(0.01)	(0.10)	(0.05)

Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	0.08	1.08	0.64	0.53	1.16	(0.31)	(3.97)

Total from investment operations	0.08	1.08	0.62	0.51	1.15	(0.41)	(4.02)

LESS DISTRIBUTIONS FROM:

Net investment income	—	—	—	—	—	(0.04)	(0.22)

Net realized gains on investments	—	—	—	—	—	—	—

Total distributions	—	—	—	—	—	(0.04)	(0.22)

Paid-in capital from redemption fees (Note 1-K)	0.01	— [2]	— [2]	0.02	0.02	0.05	0.16

Net Asset Value, end of period	$6.62	$6.53	$5.45	$4.83	$4.30	$3.13	$3.53

TOTAL RETURN	1.38% [3]	19.82%	12.84% [3]	12.40%	37.38%	(10.40%)	(51.54%)

RATIOS/SUPLEMENTAL DATA

Net assets, end of period (in 000’s)	$82,392	$50,426	$38,865	$34,297	$18,769	$6,879	$9,607

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.40%[4]	1.49%	1.64%[4]	1.63%	2.10%	2.01%	2.69%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.38%[4]	1.48%	1.60%[4]	1.91%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	(0.02%)[4]	0.07%	(0.89%)[4]	(0.03%)	(0.71%)	(1.56%)	1.14%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.00%[4]	0.08%	(0.85%)[4]	(0.31%)	(0.61%)	(1.55%)	1.83%

Portfolio turnover	25.29%[3]	29.76%	7.36%[3]	41.25%	72.03%	103.60%	181.24%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes to financial statements.
800. 789. ASIA [2742] www.matthewsfunds.com      71

FINANCIAL HIGHLIGHTS
MATTHEWS CHINA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$14.76	$14.01	$13.26	$11.54	$8.96	$9.21	$9.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.14	0.22	0.03	0.08	0.11	0.05	0.24
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	2.75	0.74	1.38	1.67	2.59	(0.20)	(0.61)

Total from investment operations	2.89	0.96	1.41	1.75	2.70	(0.15)	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.22)	(0.14)	(0.07)	(0.14)	(0.15)	(0.15)
Net realized gains on investments	—	—	(0.53)	—	—	—	(0.28)

Total distributions	—	(0.22)	(0.67)	(0.07)	(0.14)	(0.15)	(0.43)

Paid-in capital from redemption fees (Note 1-K)	0.02	0.01	0.01	0.04	0.02	0.05	0.08

Net Asset Value, end of period	$17.67	$14.76	$14.01	$13.26	$11.54	$8.96	$9.21

TOTAL RETURN	19.72%[2]	6.91%	10.61%[2]	15.48%	30.88%	(1.16%)	(2.23)%

RATIOS/SUPLEMENTAL DATA
Net assets, end of period (in 000’s)	$549,162	$388,950	$380,121	$340,251	$111,950	$33,675	$19,843

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.26%[3]	1.31%	1.47%[3]	1.52%	1.78%	1.97%	2.00%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[3]	1.30%	1.43%[3]	1.50%	1.79%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	1.70%[3]	1.45%	0.81%[3]	1.02%	1.94%	0.99%	2.62%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.71%[3]	1.46%	0.85%[3]	1.04%	1.93%	0.96%	2.62%

Portfolio turnover	12.30%[2]	11.82%	4.99%[2]	28.99%	19.34%	43.84%	61.07%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Not annualized.

[3]	Annualized.
See accompanying notes to financial statements.
72     MATTHEWS ASIAN FUNDS

MATTHEWS INDIA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period
	Ended June 30, 2006	Period Ended
	(unaudited)	December 31, 2005[1]
Net Asset Value, beginning of period	$11.32	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(0.02)	(0.01)

Net realized gain and unrealized appreciation on investments and foreign currency	0.07	1.33

Total from investment operations	0.05	1.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized gains on investments	—	—

Total distributions	—	—

Paid-in capital from redemption fees (Note 1-K)	0.04	— [2]

Net Asset Value, end of period	$11.41	$11.32

TOTAL RETURN	0.80%[3]	13.20%[3]

RATIOS/SUPLEMENTAL DATA

Net assets, end of period (in 000’s)	$392,048	$80,897

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.45%[4]	2.75%[4]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.44%[4]	2.00%[4]

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	(0.33%)[4]	(1.92%)[4]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.32%)[4]	(1.17%)[4]

Portfolio turnover	22.75%[3]	0.00%[3]

[1]	The Matthews India Fund commenced operations on October 31, 2005.

[2]	Less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.
See accompanying notes to financial statements.
800.789.ASIA [2742] www.matthewsfunds.com     73

FINANCIAL HIGHLIGHTS
MATTHEWS JAPAN FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$18.48	$16.12	$14.73	$10.90	$9.60	$11.22	$20.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	—	0.02	(0.02)	(0.05)	(0.03)	(0.07)	(0.26)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.45)	2.36	1.40	3.82	1.30	(1.39)	(7.99)

Total from investment operations	(0.45)	2.38	1.38	3.77	1.27	(1.46)	(8.25)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—	—	—	(0.27)	(0.37)
Net realized gains on investments	—	—	—	—	—	—	(1.03)

Total distributions	—	(0.03)	—	—	—	(0.27)	(1.40)

Paid-in capital from redemption fees (Note 1-K)	0.01	0.01	0.01	0.06	0.03	0.11	0.11

Net Asset Value, end of period	$18.04	$18.48	$16.12	$14.73	$10.90	$9.60	$11.22

TOTAL RETURN	(2.38%)[2]	14.83%	9.44%[2]	35.14%	13.54%	(12.20%)	(40.92%)

RATIOS/SUPLEMENTAL DATA

Net assets, end of period (in 000’s)	$399,293	$367,618	$200,482	$195,256	$23,653	$9,399	$7,758

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.22%[3]	1.29%	1.40%[3]	1.46%	1.92%	1.91%	2.08%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%[3]	1.28%	1.38%[3]	1.45%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	(0.08%)[3]	(0.11%)	(0.33%)[3]	(0.72%)	(0.97%)	(1.25%)	(0.90%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.07%)[3]	(0.10%)	(0.31%)[3]	(0.71%)	(1.05%)	(1.34%)	(0.82%)

Portfolio turnover	20.65%[2]	20.88%	5.30%[2]	14.57%	77.30%	113.23%	71.09%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Not annualized.

[3]	Annualized.
See accompanying notes to financial statements.
74     MATTHEWS ASIAN FUNDS

MATTHEWS KOREA FUND
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month		Four-Month
	Period Ended	Year Ended	Period Ended
	June 30, 2006	December	December	Years Ended August 31,
	(unaudited)	31, 2005	31, 2004[1]	2004	2003	2002	2001
Net Asset Value, beginning of period	$6.37	$4.08	$3.94	$4.37	$4.42	$2.68	$5.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.02	0.01	—	0.04	0.01	(0.02)	(0.01)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.11)	2.39	0.78	0.34	0.32	1.81	(0.90)

Total from investment operations	(0.09)	2.40	0.78	0.38	0.33	1.79	(0.91)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—	—	(0.01)	—
Net realized gains on investments	—	(0.11)	(0.63)	(0.82)	(0.39)	(0.07)	(1.63)

Total distributions	—	(0.11)	(0.64)	(0.82)	(0.39)	(0.08)	(1.63)

Paid-in capital from redemption fees (Note 1-K)	0.01	— [2]	— [2]	0.01	0.01	0.03	0.03

Net Asset Value, end of period	$6.29	$6.37	$4.08	$3.94	$4.37	$4.42	$2.68

TOTAL RETURN	(1.26%)[3]	58.76%	20.60%[3]	9.91%	8.80%	68.49%	(13.09%)

RATIOS/SUPLEMENTAL DATA
Net assets, end of period (in 000’s)	$261,715	$269,925	$127,794	$110,199	$217,267	$253,003	$117,138

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.29%[4]	1.35%	1.49%[4]	1.51%	1.72%	1.75%	1.78%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%[4]	1.35%	1.31%[4]	1.50%	1.72%	1.75%	1.78%

Ratio of net investment income (loss) to average net assets before waiver or recapture of expenses by Advisor and Administrator	0.54%[4]	0.27%	(0.87%)[4]	0.28%	0.17%	(0.64%)	0.75%

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.55%[4]	0.27%	(0.69%)[4]	0.29%	0.17%	(0.64%)	0.75%

Portfolio turnover	17.96%[3]	10.13%	6.53%[3]	18.40%	29.90%	46.52%	81.96%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.
See accompanying notes to financial statements.
800.789.ASIA. [2742] www.matthews funds.com     75

NOTES TO FINANCIAL STATEMENTS
1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues eight separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews Japan Fund, Matthews India Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Valuation Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by the Advisor. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds
76     MATTHEWS ASIAN FUNDS

June 30, 2006
record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C.	RISKS ASSOCIATED WITH NON–U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The abscence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropration, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 2006. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States and the use of the tax accounting practice known as equalization. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

Under current tax law, capital and currency losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2005 were as follows:

	POST–OCTOBER CAPITAL LOSSES	POST–OCTOBER CURRENCY LOSSES
Matthews Asia Pacific Fund	$—	$(27,538)
Matthews Pacific Tiger Fund	(2,017,467)	(297,350)
Matthews Asian Growth and Income Fund	—	(109,640)
Matthews Asian Technology Fund	—	(4,264)
Matthews Japan Fund	(682,534)	(45,908)
Matthews Korea Fund	—	(76,572)
800.789.ASIA [2742] www.matthewsfunds.com     77

NOTES TO FINANCIAL STATEMENTS
For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010
Matthews Asia Pacific Fund	$—	$—	$—	$—
Matthews Asian Technology Fund	—	(4,246,131)	(5,967,059)	(3,461,198)
Matthews China Fund	—	—	—	—
Matthews Japan Fund	—	—	—	(3,216,093)

LOSSES DEFERRED EXPIRING IN:	2011	2012	2013	Total
Matthews Asia Pacific Fund	$—	$—	$(388,642)	$(388,642)
Matthews Asian Technology Fund	—	—	—	(13,674,388)
Matthews China Fund	—	(78,979)	(6,184,085)	(6,263,064)
Matthews Japan Fund	—	—	(3,364,922)	(6,581,015)
E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTION TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, Matthews India Fund and Matthews Asia Pacific Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal year ended December 31, 2005 were as follows:

		NET LONG TERM	TOTAL TAXABLE
YEAR ENDED DECEMBER 31, 2005	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,101,698	$—	$1,101,698
Matthews Pacific Tiger Fund	13,372,620	7,637,138	21,009,758
Matthews Asian Growth and Income Fund	39,398,551	66,262,415	105,660,966
Matthews China Fund	5,680,685	—	5,680,685
Matthews Japan Fund	575,739	—	575,739
Matthews Korea Fund	—	4,283,754	4,283,754
H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

I.	USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.	OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
78     MATTHEWS ASIAN FUNDS

June 30, 2006
K.	CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

MATTHEWS ASIA PACIFIC FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	11,195,499	$178,057,666	13,086,449	$173,300,221
Shares issued through reinvestment of dividends	—	—	60,710	898,508
Shares redeemed	(4,423,170)	(67,753,695)	(2,906,668)	(38,272,322)

Net increase	6,772,329	$110,303,971	10,240,491	$135,926,407

MATTHEWS PACIFIC TIGER FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	49,768,201	$1,018,462,330	64,184,515	$1,110,617,140
Shares issued through reinvestment of dividends	—	—	870,887	16,633,868
Shares redeemed	(18,836,226)	(376,443,891)	(13,370,046)	(223,102,880)

Net increase	30,931,975	$642,018,439	51,685,356	$904,148,128

MATTHEWS ASIAN GROWTH AND INCOME FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,467,287	$190,653,617	24,991,066	$414,600,841
Shares issued through reinvestment of dividends	1,125,718	19,744,447	5,812,654	98,566,212
Shares redeemed	(11,721,390)	(213,493,722)	(11,146,262)	(186,662,880)

Net increase (decrease)	(128,385)	($3,095,658)	19,657,458	$326,504,173

MATTHEWS ASIAN TECHNOLOGY FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	8,397,957	$58,297,027	3,435,036	$19,864,452
Shares issued through reinvestment of dividends	—	—	—	—
Shares redeemed	(3,674,506)	(24,946,463)	(2,846,047)	(15,711,180)

Net increase (decrease)	4,723,451	$33,350,564	588,989	$4,153,272

MATTHEWS CHINA FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	10,891,364	$192,100,225	9,194,450	$131,508,939
Shares issued through reinvestment of dividends	—	—	346,268	5,110,926
Shares redeemed	(6,155,747)	(104,904,075)	(10,322,622)	(147,636,997)

Net increase (decrease)	4,735,617	$87,196,150	(781,904)	($11,017,132)

800. 789. ASIA [2742] www.matthewsfunds.com       79

NOTES TO FINANCIAL STATEMENTS
MATTHEWS INDIA FUND*

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		PERIOD ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	38,954,397	$496,442,598	7,170,772	$77,232,404
Shares issued through reinvestment of dividends	—	—	—	—
Shares redeemed	(11,731,303)	(139,863,468)	(22,120)	(244,751)

Net increase	27,223,094	$356,579,130	7,148,652	$76,987,653

MATTHEWS JAPAN FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	8,497,243	$160,307,888	13,210,553	$217,819,959
Shares issued through reinvestment of dividends	—	—	26,877	492,118
Shares redeemed	(6,249,832)	(115,127,106)	(5,782,099)	(91,887,980)

Net increase (decrease)	2,247,411	$45,180,782	7,455,331	$126,424,097

MATTHEWS KOREA FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	18,453,816	$123,566,170	23,362,309	$122,109,254
Shares issued through reinvestment of dividends	—	—	642,702	4,029,742
Shares redeemed	(19,204,288)	(124,841,453)	(12,987,781)	(63,110,188)

Net increase (decrease)	(750,472)	($1,275,283)	11,017,230	$63,028,808

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determing whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.
80       MATTHEWS ASIAN FUNDS

JUNE 30, 2006
The redemption fees returned to the assets of the Funds were as follows:

	SIX-MONTH PERIOD ENDED
	JUNE 30, 2006 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2005*
Matthews Asia Pacific Fund	$65,730	$76,362
Matthews Pacific Tiger Fund	480,380	518,108
Matthews Asian Growth and Income Fund	49,373	86,300
Matthews Asian Technology Fund	104,101	14,488
Matthews China Fund	518,033	145,943
Matthews India Fund	1,233,063	2,923
Matthews Japan Fund	150,642	123,743
Matthews Korea Fund	462,638	174,428

*	The Matthews India Fund commenced operations on October 31, 2005.
L.	NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” effective for fiscal years beginning after December 15, 2006. This pronouncement provides guidance on the recognition, measurement, classification and disclosures related to uncertain tax positions, along with any related interest and penalties. The Funds do not believe that the impact of the adoption of FIN 48 will be material to the financial statements.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net asset value for the month. Beginning September 1, 2004, the fee is charged at a rate of 0.75% of average daily net assets if assets in the Matthews Asian Funds complex (the “complex”) are up to $2 billion. The rate is reduced to 0.70% of average daily net assets if assets in the complex are between $2 billion and $5 billion and reduced to 0.65% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.6834% of average daily net assets, and for assets between $4 and $5 billion to 0.6667% of average daily net assets.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $153,000 in aggregate for regular compensation during the six-month period ended June 30, 2006; no special compensation was paid during this period.

Investment advisory fees charged and waived, for the six-month period ended June 30, 2006, were as follows:

				ADVISORY FEES
			ADVISORY FEES	RECOVERED
	VOLUNTARY		WAIVED PER	THAT WERE
	EXPENSE	GROSS	MANAGEMENT	PREVIOUSLY	NET ADVISORY
	LIMITATION	ADVISORY FEES	FEE SCHEDULE	WAIVED	FEES
Matthews Asia Pacific Fund	1.90%	$1,302,728	($14,296)	$—	$1,288,432
Matthews Pacific Tiger Fund	1.90%	9,262,217	(101,749)	—	9,160,468
Matthews Asian Growth and Income Fund	1.90%	6,387,914	(70,570)	—	6,317,344
Matthews Asian Technology Fund	2.00%	293,736	(3,217)	—	290,519
Matthews China Fund	2.00%	1,800,472	(19,730)	—	1,780,742
Matthews India Fund	2.00%	1,160,800	(12,395)	37,688	1,186,093
Matthews Japan Fund	2.00%	1,437,687	(15,825)	—	1,421,862
Matthews Korea Fund	2.00%	1,122,458	(12,401)	—	1,110,057
800. 789. ASIA [2742] www.matthewsfunds.com       81

NOTES TO FINANCIAL STATEMENTS
The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. At June 30, 2006, the Advisor recovered fees of $37,688 for the Matthews India Fund.

The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets if assets in the complex are up to $2 billion. The rate is reduced to 0.20% of average daily net assets if assets in the complex are between $2 billion and $5 billion and reduced to 0.15% of average daily net assets if assets in the complex are over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.1834% of average daily net assets, and for assets between $4 and $5 billion to 0.1667% of average daily net assets.

Administration and shareholder servicing fees charged and waived, for the period ended June 30, 2006, were as follows:

	GROSS	ADMINISTRATION	NET
	ADMINISTRATION	& SHAREHOLDER	ADMINISTRATION
	& SHAREHOLDER	SERVICING FEES	& SHAREHOLDER	NET FEES IN
	SERVICING FEES	WAIVED	SERVICING FEES	BASIS POINTS
Matthews Asia Pacific Fund	$377,765	($14,296)	$363,469	0.20%
Matthews Pacific Tiger Fund	2,686,412	(101,749)	2,584,663	0.20%
Matthews Asian Growth and Income Fund	1,854,889	(70,570)	1,784,319	0.20%
Matthews Asian Technology Fund	85,142	(3,217)	81,925	0.20%
Matthews China Fund	521,947	(19,730)	502,217	0.20%
Matthews India Fund	334,751	(12,395)	322,356	0.20%
Matthews Japan Fund	417,155	(15,825)	401,330	0.20%
Matthews Korea Fund	325,939	(12,401)	313,538	0.20%
The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the six-month period ended June 30, 2006 are reflected in the Statement of Operations as follows:

		ADMINISTRATION
		& SHAREHOLDER
	TRANSFER AGENT FEES	SERVICING FEES	TOTAL
Matthews Asia Pacific Fund	$202,636	$101,318	$303,954
Matthews Pacific Tiger Fund	1,289,257	644,628	1,933,885
Matthews Asian Growth and Income Fund	1,096,207	548,104	1,644,311
Matthews Asian Technology Fund	49,571	24,786	74,357
Matthews China Fund	279,022	139,511	418,533
Matthews India Fund	166,361	83,181	249,542
Matthews Japan Fund	250,039	125,020	375,059
Matthews Korea Fund	183,515	91,757	275,272
PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC Transfer Agency services for the period ended June 30, 2006 were $498,176. Beginning September 1, 2005, PFPC agreed to waive a portion of its Administration & Accounting services fees. The waiver is $25,000 annually and is allocated evenly across the Funds. Total fees accrued by the Funds and waived by PFPC for Administration & Accounting services for the period ended June 30, 2006 were as follows:
82       MATTHEWS ASIAN FUNDS

JUNE 30, 2006

	GROSS	ADMINISTRATION
	ADMINISTRATION &	& ACCOUNTING	NET ADMINISTRATION
	ACCOUNTING FEES	FEES WAIVED	& ACCOUNTING FEES
Matthews Asia Pacific Fund	$56,992	($1,563)	$55,429
Matthews Pacific Tiger Fund	405,255	(1,563)	403,692
Matthews Asian Growth and Income Fund	279,685	(1,563)	278,122
Matthews Asian Technology Fund	12,847	(1,563)	11,284
Matthews China Fund	78,754	(1,563)	77,191
Matthews India Fund	50,617	(1,563)	49,054
Matthews Japan Fund	62,919	(1,563)	61,356
Matthews Korea Fund	49,146	(1,563)	47,583
The Bank of New York serves as custodian to the Trust. ‘PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.
3.	INVESTMENT TRANSACTIONS

Investment transactions for the six-month period ended June 30, 2006, excluding short-term investments, were as follows:

	PURCHASES	PROCEEDS FROM SALES
Matthews Asia Pacific Fund	$179,921,145	$68,005,435
Matthews Pacific Tiger Fund	862,133,810	176,183,056
Matthews Asian Growth and Income Fund	237,756,030	230,489,926
Matthews Asian Technology Fund	53,972,895	20,396,987
Matthews China Fund	147,765,103	61,543,725
Matthews India Fund	427,172,021	70,810,795
Matthews Japan Fund	135,546,866	83,469,752
Matthews Korea Fund	63,931,414	55,399,998
800. 789. ASIA [2742] www.matthewsfunds.com       83

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS (Unaudited)

At a Special Meeting of Shareholders of the Matthews International Funds (the “Trust”) held on May 24, 2006, the following individuals were elected to serve on the Board of Trustees by the shareholders of all Funds of the Trust voting together in the aggregate:

	NO. OF VOTES FOR	NO. OF VOTES WITHHELD
Geoffrey H. Bobroff	350,492,195.280	3,769,586.695
Robert K. Connolly	350,439,767.449	3,822,014.526
David FitzWilliam-Lay	350,222,712.751	4,039,069.224
Richard K. Lyons	350,700,822.360	3,560,959.615
G. Paul Matthews	350,640,983.498	3,620,798.477
Rhoda Rossman	350,502,662.301	3,759,119.674
Toshi Shibano	350,766,703.137	3,495,078.838
84       MATTHEWS ASIAN FUNDS

MATTHEWS ASIAN FUNDS
BOARD OF TRUSTEES
Independent Trustees:
Richard K. Lyons, Chairman
Geoffrey H. Bobroff
Robert K. Connolly
Rhoda Rossman
Toshi Shibano
Interested Trustee1:
David FitzWilliam-Lay
G.Paul Matthews
OFFICERS
G. Paul Matthews
Mark W. Headley
Manoj K. Pombra
John P. McGowan
Andrew T. Foster
Shai Malka
INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]
ACCOUNT SERVICES
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]
CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

[1]	As defined under the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS
800.789.ASIA [2742]
www.matthewsfunds.com

©2006 Matthews International Capital Management, LLC
MAFSAR-0606-250M-FST

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)     Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)
Date  8/30/06
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)
Date  8/30/06

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)
Date  8/30/06

*	Print the name and title of each signing officer under his or her signature.